UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
October 31, 2022
MFS®  Commodity
Strategy Fund
CMS-ANN

MFS® Commodity
Strategy Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility in fixed income and currency markets has picked up, with fiscal policy missteps in the United Kingdom leading to a crisis of market confidence that ultimately resulted in the ouster of Prime Minister Liz Truss. That episode could forewarn other governments to avoid policy overreach.
There are, however, encouraging signs for the markets. China has modestly relaxed its zero-COVID policy, and cases globally, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and global supply chain bottlenecks are easing, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
December 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure reflecting equivalent exposure of derivative positions (i)
Fixed income sectors (i)
Investment Grade Corporates	33.8%
U.S. Treasury Securities	21.7%
Collateralized Debt Obligations	8.1%
Non-U.S. Government Bonds	7.6%
Commercial Mortgage-Backed Securities	5.1%
Asset-Backed Securities	2.2%
Emerging Markets Bonds	2.0%
Municipal Bonds	1.3%
High Yield Corporates	1.1%
Mortgage-Backed Securities	0.5%
Residential Mortgage-Backed Securities	0.2%

Composition including fixed income credit quality (a)(i)
AAA	6.2%
AA	8.4%
A	15.5%
BBB	22.5%
BB	1.2%
U.S. Government	21.7%
Federal Agencies	0.5%
Not Rated	7.6%
Non-Fixed Income	97.3%
Cash & Cash Equivalents	24.0%
Other	(104.9)%
2

Portfolio Composition - continued
Commodity exposure (c)(i)
Natural Gas	12.9%
Gold	11.8%
WTI Crude Oil	9.0%
Brent Crude	8.6%
Corn	7.7%
Soybeans	5.7%
Soybean Oil	4.5%
Gas Oil	4.2%
Soybean Meal	3.4%
Zinc	3.4%
Silver	3.3%
Copper (COMEX)	2.9%
Wheat	2.9%
Heating Oil	2.8%
Lean Hogs	2.8%
Sugar	2.7%
Nickel	2.6%
Live Cattle	2.3%
Unleaded Gasoline	2.3%
Cotton	2.1%
Coffee	2.0%
Aluminum	1.7%
Kansas Wheat	1.6%
Cocoa	(1.3)%
Lead	(1.4)%
Platinum	(1.5)%
Feeder Cattle	(1.7)%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Non-Fixed Income includes equity securities (including convertible bonds and equity
3

Portfolio Composition - continued
derivatives), ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(c)	MFS expects to gain exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options, and/or swaps). The Subsidiary’s investments in commodity-linked derivatives are leveraged (i.e. involves investment exposure greater than the amount of the investment). For more information about commodity-linked derivatives and the risks of investing in such derivatives, please see the fund’s prospectus.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
The fund invests a portion of its assets in the MFS Commodity Strategy Portfolio, a wholly-owned subsidiary of the fund. Percentages reflect exposure to the underlying holdings of the MFS Commodity Strategy Portfolio and not to the exposure from investing directly in the MFS Commodity Strategy Portfolio itself.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Consolidated Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2022.
The portfolio is actively managed and current holdings may be different.
4

Management Review
Summary of Results
For the twelve months ended October 31, 2022, Class A shares of the MFS Commodity Strategy Fund (fund) provided a total return of 7.71%, at net asset value. This compares with a return of 11.15% for the fund’s benchmark, the Bloomberg Commodity Index.
The fund’s investment adviser expects to gain exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (Subsidiary). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options and/or swaps).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for non-energy raw materials were supportive factors for the macroeconomic backdrop.
After surging more than 30% after the outbreak of the war in Ukraine, gains in commodities have moderated in recent months amid slowing global economic growth.
5

Management Review - continued
Factors Affecting Performance
Over the reporting period, the fund underperformed the Bloomberg Commodity Index, primarily led by the fund's fixed income exposure. The fund's slight overweight exposure to soft commodities, particularly within coffee, and its underweight allocation to livestock commodities, further held back relative results.
Conversely, an overweight allocation to energy commodities, and an underweight exposure to both precious metals and grain commodities, contributed to the fund’s relative results. Additionally, the fund’s out-of-benchmark exposure to the commodity swaps curve further supported relative returns..
Respectfully,
Portfolio Manager(s)
Philipp Burgener, Alexander Mackey, Benjamin Nastou, and Natalie Shapiro
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 10/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 10/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/02/10	7.71%	6.53%	(1.60)%	N/A
B	8/15/18	7.08%	N/A	N/A	7.51%
C	8/15/18	6.94%	N/A	N/A	7.46%
I	6/02/10	8.05%	6.83%	(1.34)%	N/A
R1	8/15/18	7.07%	N/A	N/A	7.51%
R2	8/15/18	7.61%	N/A	N/A	8.04%
R3	8/15/18	7.75%	N/A	N/A	8.29%
R4	8/15/18	8.07%	N/A	N/A	8.56%
R6	9/04/12	8.24%	6.87%	(1.32)%	N/A
Comparative benchmark(s)

Bloomberg Commodity Index (f)	11.15%	6.92%	(1.56)%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	1.52%	5.27%	(2.18)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	4.34%	N/A	N/A	7.20%
C With CDSC (1% for 12 months) (v)	6.26%	N/A	N/A	7.46%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Commodity Index(a) – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.
8

Performance Summary  - continued
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2022 through October 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/22	Ending Account Value 10/31/22	Expenses Paid During Period (p) 5/01/22-10/31/22
A	Actual	1.16%	$1,000.00	$854.09	$5.42
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90
B	Actual	1.91%	$1,000.00	$853.31	$8.92
	Hypothetical (h)	1.91%	$1,000.00	$1,015.58	$9.70
C	Actual	1.91%	$1,000.00	$850.72	$8.91
	Hypothetical (h)	1.91%	$1,000.00	$1,015.58	$9.70
I	Actual	0.91%	$1,000.00	$856.38	$4.26
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
R1	Actual	1.91%	$1,000.00	$853.57	$8.92
	Hypothetical (h)	1.91%	$1,000.00	$1,015.58	$9.70
R2	Actual	1.41%	$1,000.00	$854.09	$6.59
	Hypothetical (h)	1.41%	$1,000.00	$1,018.10	$7.17
R3	Actual	1.15%	$1,000.00	$855.87	$5.38
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
R4	Actual	0.90%	$1,000.00	$856.13	$4.21
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
R6	Actual	0.81%	$1,000.00	$857.90	$3.79
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Consolidated Portfolio of Investments
10/31/22
The Consolidated Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 75.6%
Aerospace & Defense – 0.8%
Boeing Co., 1.167%, 2/04/2023	$1,759,000	$1,741,665
Boeing Co., 1.433%, 2/04/2024	3,511,000	3,332,309
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	1,273,000	1,211,984
Raytheon Technologies Corp., 3.65%, 8/16/2023	90,000	89,056
		$6,375,014
Asset-Backed & Securitized – 15.5%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.031%, 11/15/2054 (i)	$19,942,760	$1,189,386
ACREC 2021-FL1 Ltd., “AS”, FLR, 4.943% (LIBOR - 1mo. + 1.5%), 10/16/2036 (n)	1,812,000	1,710,651
ACREC 2021-FL1 Ltd., “B”, FLR, 5.243% (LIBOR - 1mo. + 1.8%), 10/16/2036 (n)	1,406,000	1,328,082
ACREC 2021-FL1 Ltd., “C”, FLR, 5.593% (LIBOR - 1mo. + 2.15%), 10/16/2036 (n)	1,129,000	1,056,597
ACRES 2021-FL2 Issuer Ltd., “B”, FLR, 5.662% (LIBOR - 1mo. + 2.25%), 1/15/2037 (n)	1,527,500	1,443,615
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 5.877% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	252,269	244,238
AmeriCredit Automobile Receivables Trust, 2020-1, “C”, 1.59%, 10/20/2025	678,000	648,113
AmeriCredit Automobile Receivables Trust, 2022-2, “A2A”, 4.2%, 12/18/2025	1,905,000	1,889,445
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 4.912% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)	375,500	346,316
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 5.412% (LIBOR - 1mo. + 2%), 12/15/2035 (n)	153,500	143,916
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 5.012% (LIBOR - 1mo. + 1.6%), 8/15/2034 (n)	571,500	522,337
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 5.262% (LIBOR - 1mo. + 1.85%), 8/15/2034 (n)	332,000	307,947
Arbor Realty Trust, Inc., CLO, 2021-FL4, “AS”, FLR, 5.112% (LIBOR - 1mo. + 1.7%), 11/15/2036 (n)	1,684,000	1,589,777
Arbor Realty Trust, Inc., CLO, 2021-FL4, “B”, FLR, 5.412% (LIBOR - 1mo. + 2%), 11/15/2036 (n)	1,684,000	1,580,529
Arbor Realty Trust, Inc., CLO, 2021-FL4, “C”, FLR, 5.712% (LIBOR - 1mo. + 2.3%), 11/15/2036 (n)	1,014,000	946,990
Arbor Realty Trust, Inc., CLO, 2022-FL1, “C”, FLR, 5.091% (SOFR - 30 day + 2.3%), 1/15/2037 (n)	2,695,500	2,588,076
12

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
AREIT 2019-CRE3 Trust, “AS”, FLR, 4.79% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	$613,500	$605,010
AREIT 2019-CRE3 Trust, “B”, FLR, 5.04% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	303,000	296,945
AREIT 2019-CRE3 Trust, “C”, FLR, 5.39% (SOFR - 1mo. + 2.014%), 9/14/2036 (n)	250,500	246,006
AREIT 2022-CRE6 Trust, “C”, FLR, 5.043% (SOFR - 30 day + 2.15%), 1/16/2037 (n)	894,000	827,319
AREIT 2022-CRE6 Trust, “D”, FLR, 5.743% (SOFR - 30 day + 2.85%), 12/17/2024 (n)	795,500	731,456
AREIT 2022-CRE7 LLC, “B”, FLR, 6.659% (SOFR - 1mo. + 3.244%), 6/17/2039 (n)	2,563,500	2,435,686
Avery Point CLO Ltd., 2014-1A, “CR”, FLR, 6.708% (LIBOR - 3mo. + 2.35%), 4/25/2026 (n)	5,082	5,057
Balboa Bay Loan Funding Ltd., 2020-1A, “BR”, FLR, 5.893% (LIBOR - 3mo. + 1.65%), 1/20/2032 (n)	1,606,204	1,500,047
Balboa Bay Loan Funding Ltd., 2020-1A, “CR”, FLR, 6.342% (LIBOR - 3mo. + 2.1%), 1/20/2032 (n)	870,027	783,162
Ballyrock CLO 2018-1A Ltd., “A2”, FLR, 5.843% (LIBOR - 3mo. + 1.6%), 4/20/2031 (n)	1,368,365	1,301,865
Ballyrock CLO 2018-1A Ltd., “B”, FLR, 6.142% (LIBOR - 3mo. + 1.9%), 4/20/2031 (n)	579,877	535,168
BBCMS Mortgage Trust, 2018-C2, “XA”, 0.759%, 12/15/2051 (i)(n)	19,359,889	674,379
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.299%, 7/15/2054 (i)	7,370,054	538,831
BBCMS Mortgage Trust, 2021-C11, “XA”, 1.385%, 9/15/2054 (i)	7,480,831	578,255
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.628%, 2/15/2054 (i)	11,388,577	1,041,040
BDS 2021-FL10 Ltd., “B”, FLR, 5.393% (LIBOR - 1mo. + 1.95%), 12/16/2036 (n)	793,500	743,039
BDS 2021-FL10 Ltd., “C”, FLR, 5.743% (LIBOR - 1mo. + 2.3%), 12/16/2036 (n)	577,000	535,170
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.272%, 2/15/2054 (i)	12,571,164	857,810
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.267%, 7/15/2054 (i)	14,538,813	1,035,241
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.284%, 8/15/2054 (i)	10,258,533	731,609
Benchmark 2021-B29 Mortgage Trust, “XA”, 1.043%, 9/15/2054 (i)	14,881,933	837,564
BSPRT 2021-FL6 Issuer Ltd., “C”, FLR, 5.462% (LIBOR - 1mo. + 2.05%), 3/15/2036 (n)	485,000	446,847
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 5.462% (LIBOR - 1mo. + 2.05%), 12/15/2038 (n)	339,000	313,610
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 5.712% (LIBOR - 1mo. + 2.3%), 12/15/2038 (n)	408,500	374,533
BSPRT 2022-FL8 Issuer Ltd., “A”, FLR, 4.291% (SOFR - 30 day + 1.5%), 2/15/2037 (n)	3,217,000	3,081,161
13

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
BSPRT 2022-FL8 Issuer Ltd., “B”, FLR, 4.841% (SOFR - 30 day + 2.05%), 2/15/2037 (n)	$445,500	$426,525
BSPRT 2022-FL8 Issuer Ltd., “C”, FLR, 5.091% (SOFR - 30 day + 2.3%), 2/15/2037 (n)	719,500	686,979
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	277,914	253,504
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	356,308	308,592
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	76,086	61,547
BXMT 2020-FL2 Ltd., “B”, FLR, 4.89% (LIBOR - 1mo. + 1.4%), 2/15/2038 (n)	1,492,000	1,397,273
BXMT 2020-FL2 Ltd., “A”, FLR, 4.39% (LIBOR - 1mo. + 0.9%), 2/15/2038 (n)	1,838,178	1,814,559
BXMT 2021-FL4 Ltd., “AS”, FLR, 4.712% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	2,601,000	2,473,377
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	564,879	524,691
CD 2017-CD4 Mortgage Trust, “XA”, 1.226%, 5/10/2050 (i)	9,631,892	393,047
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	364,188	320,165
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	115,273	98,908
Commercial Equipment Finance 2021-A, LLC, “A”, 2.05%, 2/16/2027 (n)	759,917	730,139
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “XA”, 0.64%, 11/15/2062 (i)	9,037,181	319,919
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.327%, 2/15/2054 (i)	11,049,192	838,120
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.78%, 4/15/2054 (i)	10,557,850	463,300
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.977%, 6/15/2063 (i)	11,395,758	643,906
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.048%, 6/15/2064 (i)	6,130,365	364,761
Credit Acceptance Auto Loan Trust, 2021-4, “B”, 1.74%, 12/16/2030 (n)	584,000	528,007
Credit Acceptance Auto Loan Trust, 2021-2A, “A”, 0.96%, 2/15/2030 (n)	451,000	428,494
Credit Acceptance Auto Loan Trust, 2021-2A, “B”, 1.26%, 4/15/2030 (n)	250,000	225,481
Credit Acceptance Auto Loan Trust, 2021-3A, “B”, 1.38%, 7/15/2030 (n)	312,000	280,739
Credit Acceptance Auto Loan Trust, 2021-3A, “C”, 1.63%, 9/16/2030 (n)	250,000	220,675
Credit Acceptance Auto Loan Trust, 2021-4, “A”, 1.26%, 10/15/2030 (n)	318,000	296,090
Cutwater 2015-1A Ltd., “AR”, FLR, 5.299% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	811,699	803,330
14

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Dryden Senior Loan Fund, 2017-49A, “BR”, CLO, FLR, 5.793% (LIBOR - 3mo. + 1.6%), 7/18/2030 (n)	$1,945,990	$1,846,974
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	70,054	69,980
Fortress CBO Investments Ltd., 2022-FL3, “A”, FLR, 4.821% (SOFR - 30 day + 1.85%), 2/23/2039 (n)	1,917,000	1,870,609
Fortress CBO Investments Ltd., 2022-FL3, “AS”, FLR, 5.221% (SOFR - 30 day + 2.25%), 2/23/2039 (n)	1,785,500	1,701,756
GLS Auto Receivables Trust, 2021-3A, “B”, 0.78%, 11/17/2025 (n)	890,384	857,922
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.163%, 5/10/2050 (i)	10,676,222	392,753
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.083%, 8/10/2050 (i)	10,876,919	398,829
GS Mortgage Securities Trust, 2020-GC47, “A5”, 1.13%, 5/12/2053 (i)	8,645,988	545,973
Invitation Homes 2018-SFR1 Trust, “B”, FLR, 4.362% (LIBOR - 1mo. + 0.95%), 3/17/2037 (n)	952,863	932,404
Jamestown CLO Ltd., 2020-15A, “C”, FLR, 6.529% (LIBOR - 3mo. + 2.45%), 4/15/2033 (n)	3,069,116	2,785,689
JPMorgan Chase Commercial Mortgage Securities Corp., 0.989%, 9/15/2050 (i)	11,704,514	386,900
LAD Auto Receivables Trust, 2022-1A, “A”, 5.21%, 6/15/2027 (n)	1,012,995	994,397
LoanCore 2018-CRE1 Ltd., “AS”, FLR, 4.912% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	1,578,713	1,563,478
LoanCore 2018-CRE1 Ltd., “C”, FLR, 5.962% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	577,000	573,173
LoanCore 2019-CRE3 Ltd., “AS”, FLR, 4.782% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	1,731,657	1,719,294
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 5.162% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	1,752,500	1,622,919
LoanCore 2021-CRE5 Ltd., “B”, FLR, 5.412% (LIBOR - 1mo. + 2%), 7/15/2036 (n)	741,000	683,745
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 5.726% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	2,174,539	2,097,886
Magnetite CLO Ltd., 2015-16A, “BR”, FLR, 5.393% (LIBOR - 3mo. + 1.2%), 1/18/2028 (n)	2,590,000	2,515,398
MF1 2020-FL4 Ltd., “B”, FLR, 6.24% (LIBOR - 1mo. + 2.75%), 11/15/2035 (n)	2,437,000	2,337,669
MF1 2021-FL6 Ltd., “B”, FLR, 5.093% (LIBOR - 1mo. + 1.65%), 7/16/2036 (n)	3,089,144	2,904,710
MF1 2022-FL8 Ltd., “C”, FLR, 5.094% (SOFR - 30 day + 2.2%), 2/19/2037 (n)	941,914	884,273
15

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
MF1 2022-FL9 Ltd., “B”, FLR, 6.617% (SOFR - 1mo. + 3.15%), 6/19/2037 (n)	$2,988,000	$2,938,205
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.251%, 5/15/2050 (i)	9,229,057	373,012
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.325%, 6/15/2050 (i)	4,108,382	159,524
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.831%, 12/15/2051 (i)	15,870,085	588,607
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.296%, 5/15/2054 (i)	9,497,111	673,239
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.23%, 6/15/2054 (i)	8,776,384	562,847
Navistar Financial Dealer Note Master Owner Trust, 2022-1, “A”, FLR, 4.195% (SOFR - 30 day + 1.25%), 5/25/2027 (n)	2,109,000	2,111,923
NextGear Floorplan Master Owner Trust, 2022-1A, “A1”, FLR, 3.841% (SOFR - 30 day + 1.05%), 3/15/2027 (n)	1,387,000	1,377,636
Oaktree CLO 2019-1A Ltd., “BR”, FLR, 6.075% (LIBOR - 3mo. + 1.75%), 4/22/2030 (n)	1,427,638	1,335,928
Oaktree CLO 2019-1A Ltd., “CR”, FLR, 6.675% (LIBOR - 3mo. + 2.35%), 4/22/2030 (n)	1,427,638	1,297,330
OCP CLO 2015-10A Ltd., “BR2”, FLR, 5.976% (LIBOR - 3mo. + 1.65%), 1/26/2034 (n)	2,250,000	2,086,200
OneMain Financial Issuance Trust, 2020-1A, “A”, 3.84%, 5/14/2032 (n)	1,018,202	1,005,561
OneMain Financial Issuance Trust, 2020-2A, “A”, 1.75%, 9/14/2035 (n)	1,819,000	1,572,663
OneMain Financial Issuance Trust, 2022-S1, “A”, 4.13%, 5/14/2035 (n)	1,170,000	1,090,833
PFP III 2021-7 Ltd., “B”, FLR, 4.812% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)	604,470	554,798
PFP III 2021-7 Ltd., “C”, FLR, 5.062% (LIBOR - 1mo. + 1.65%), 4/14/2038 (n)	191,490	176,876
PFP III 2021-8 Ltd., “B”, FLR, 4.912% (LIBOR - 1mo. + 1.5%), 8/09/2037 (n)	617,500	553,255
Progress Residential 2021-SFR1 Trust, “B”, 1.303%, 4/17/2038 (n)	248,000	208,384
Progress Residential 2021-SFR1 Trust, “C”, 1.555%, 4/17/2038 (n)	186,000	155,691
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	67,523	66,995
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	86,685	86,063
Shackleton 2013-4RA CLO Ltd., “B”, FLR, 5.84% (LIBOR - 3mo. + 1.9%), 4/13/2031 (n)	722,762	659,460
16

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Shelter Growth CRE 2021-FL3 Ltd., “C”, FLR, 5.562% (LIBOR - 1mo. + 2.15%), 9/15/2036 (n)	$2,649,500	$2,481,011
Southwick Park CLO, Ltd., 2019-4A, “B1R”, FLR, 5.742% (LIBOR - 3mo. + 1.5%), 7/20/2032 (n)	645,000	606,971
Southwick Park CLO, Ltd., 2019-4A, “B2R”, 2.46%, 7/20/2032 (n)	1,123,000	892,124
Southwick Park CLO, Ltd., 2019-4A, “CR”, FLR, 6.192% (LIBOR - 3mo. + 1.95%), 7/20/2032 (n)	1,528,000	1,398,520
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 5.243% (LIBOR - 1mo. + 1.8%), 4/18/2038 (n)	2,295,000	2,192,555
TICP CLO 2018-3R Ltd., “B”, FLR, 5.592% (LIBOR - 3mo. + 1.35%), 4/20/2028 (n)	681,356	665,011
TICP CLO 2018-3R Ltd., “C”, FLR, 6.042% (LIBOR - 3mo. + 1.8%), 4/20/2028 (n)	1,195,706	1,151,307
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 4.812% (LIBOR - 1mo. + 1.4%), 3/15/2038 (n)	1,305,000	1,238,820
TPG Real Estate Finance, 2021-FL4, “B”, FLR, 5.262% (LIBOR - 1mo. + 1.85%), 3/15/2038 (n)	2,749,000	2,579,980
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 1.023%, 11/15/2050 (i)	6,115,023	223,212
UBS Commercial Mortgage Trust, 2018-C14, “XA”, 0.95%, 12/15/2051 (i)	7,682,448	337,544
Wells Fargo Commercial Mortgage Trust, 2021-C61, “XA”, 1.37%, 11/15/2054 (i)	6,134,757	464,519
World Omni Auto Receivables Trust, 3.67%, 6/15/2027	678,000	655,588
		$117,703,876
Automotive – 2.4%
Daimler Trucks Finance North America LLC, 1.625%, 12/13/2024 (n)	$2,671,000	$2,455,694
General Motors Financial Co., 1.7%, 8/18/2023	2,207,000	2,136,999
Hyundai Capital America, 2.85%, 11/01/2022 (n)	1,427,000	1,427,000
Hyundai Capital America, 2.375%, 2/10/2023 (n)	649,000	643,397
Hyundai Capital America, 5.75%, 4/06/2023 (n)	2,068,000	2,069,241
Hyundai Capital America, 0.8%, 1/08/2024 (n)	249,000	235,013
Hyundai Capital America, 5.875%, 4/07/2025 (n)	2,077,000	2,055,419
Mercedes-Benz Finance North America LLC, 0.75%, 3/01/2024 (n)	1,496,000	1,408,993
Stellantis Finance US, Inc., 1.711%, 1/29/2027 (n)	1,625,000	1,343,345
Volkswagen Group of America Finance LLC, 3.125%, 5/12/2023 (n)	251,000	248,069
Volkswagen Group of America Finance LLC, 2.85%, 9/26/2024 (n)	878,000	833,327
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	2,014,000	1,896,151
Volkswagen Group of America Finance LLC, 1.25%, 11/24/2025 (n)	1,359,000	1,186,729
		$17,939,377
17

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Broadcasting – 0.7%
Warnermedia Holdings, Inc., 3.788%, 3/15/2025 (n)	$4,233,000	$3,991,192
Warnermedia Holdings, Inc., 3.755%, 3/15/2027 (n)	1,062,000	944,736
		$4,935,928
Brokerage & Asset Managers – 1.2%
Brookfield Finance, Inc., 3.9%, 1/25/2028	$4,053,000	$3,628,865
Charles Schwab Corp., 0.75%, 3/18/2024	1,742,000	1,643,029
NASDAQ, Inc., 0.445%, 12/21/2022	1,200,000	1,193,013
National Securities Clearing Corp., 1.2%, 4/23/2023 (n)	600,000	589,413
National Securities Clearing Corp., 0.4%, 12/07/2023 (n)	1,724,000	1,640,957
National Securities Clearing Corp., 1.5%, 4/23/2025 (n)	250,000	228,816
		$8,924,093
Business Services – 0.5%
Equinix, Inc., 1.25%, 7/15/2025	$972,000	$865,702
Global Payments, Inc., 1.2%, 3/01/2026	2,281,000	1,946,080
Tencent Holdings Ltd., 1.81%, 1/26/2026 (n)	1,551,000	1,362,440
		$4,174,222
Cable TV – 0.3%
SES S.A., 3.6%, 4/04/2023 (n)	$2,158,000	$2,127,872
Computer Software – 0.2%
Dell International LLC/EMC Corp., 4%, 7/15/2024	$1,151,000	$1,123,363
Dell International LLC/EMC Corp., 5.85%, 7/15/2025	425,000	425,278
Infor, Inc., 1.45%, 7/15/2023 (n)	250,000	240,986
		$1,789,627
Computer Software - Systems – 0.3%
VMware, Inc., 1%, 8/15/2024	$1,476,000	$1,360,915
VMware, Inc., 1.4%, 8/15/2026	1,143,000	975,103
		$2,336,018
Conglomerates – 0.3%
Carrier Global Corp., 2.242%, 2/15/2025	$289,000	$268,947
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	2,070,000	2,023,444
		$2,292,391
Consumer Products – 0.5%
GSK Consumer Healthcare Capital UK PLC, 3.125%, 3/24/2025	$2,654,000	$2,499,445
GSK Consumer Healthcare Capital UK PLC, 3.375%, 3/24/2027	1,154,000	1,043,685
		$3,543,130
18

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Containers – 0.6%
Berry Global, Inc., 1.57%, 1/15/2026	$2,361,000	$2,046,371
Berry Global, Inc., 1.65%, 1/15/2027	2,847,000	2,346,038
		$4,392,409
Electronics – 0.7%
Microchip Technology, Inc., 0.983%, 9/01/2024	$3,485,000	$3,198,279
Qorvo, Inc., 1.75%, 12/15/2024 (n)	909,000	828,917
Skyworks Solutions, Inc., 0.9%, 6/01/2023	1,081,000	1,050,040
TSMC Arizona Corp., 1.75%, 10/25/2026	586,000	505,683
		$5,582,919
Emerging Market Quasi-Sovereign – 0.4%
DAE Funding LLC (United Arab Emirates), 1.55%, 8/01/2024 (n)	$796,000	$722,064
DAE Funding LLC (United Arab Emirates), 2.625%, 3/20/2025 (n)	1,375,000	1,247,538
Indian Oil Corp. Ltd., 5.75%, 8/01/2023	858,000	859,458
		$2,829,060
Emerging Market Sovereign – 0.2%
Emirate of Abu Dhabi, 0.75%, 9/02/2023 (n)	$1,671,000	$1,612,943
Energy - Independent – 0.2%
EQT Corp., 5.678%, 10/01/2025	$779,000	$770,055
EQT Corp., 5.7%, 4/01/2028	778,000	757,072
Pioneer Natural Resources Co., 0.55%, 5/15/2023	379,000	369,802
		$1,896,929
Energy - Integrated – 0.3%
Eni S.p.A., 4%, 9/12/2023 (n)	$1,523,000	$1,495,204
Exxon Mobil Corp., 1.571%, 4/15/2023	882,000	869,705
		$2,364,909
Financial Institutions – 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.875%, 1/16/2024	$1,755,000	$1,722,538
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.15%, 2/15/2024	1,243,000	1,189,744
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 10/29/2024	1,571,000	1,423,661
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.5%, 7/15/2025	1,285,000	1,264,936
Air Lease Corp., 2.2%, 1/15/2027	1,590,000	1,329,909
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	1,013,000	948,387
Avolon Holdings Funding Ltd., 5.5%, 1/15/2026 (n)	892,000	819,656
Avolon Holdings Funding Ltd., 2.125%, 2/21/2026 (n)	2,500,000	2,049,705
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	769,000	672,208
19

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Avolon Holdings Funding Ltd., 2.528%, 11/18/2027 (n)	$1,715,000	$1,309,159
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	1,313,000	1,003,679
		$13,733,582
Food & Beverages – 0.4%
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029 (n)	$2,313,000	$1,873,908
JDE Peet's N.V., 0.8%, 9/24/2024 (n)	681,000	617,797
JDE Peet's N.V., 1.375%, 1/15/2027 (n)	1,050,000	861,133
		$3,352,838
Food & Drug Stores – 0.3%
7-Eleven, Inc., 0.8%, 2/10/2024 (n)	$2,125,000	$2,003,958
Forest & Paper Products – 0.2%
Fibria Overseas Finance Ltd., 5.5%, 1/17/2027	$1,286,000	$1,237,775
Gaming & Lodging – 1.3%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$1,128,000	$1,115,299
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	2,186,000	2,108,043
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	405,000	386,597
Hyatt Hotels Corp., 1.3%, 10/01/2023	2,305,000	2,211,794
Hyatt Hotels Corp., 1.8%, 10/01/2024	1,976,000	1,843,064
Las Vegas Sands Corp., 3.2%, 8/08/2024	1,270,000	1,209,270
Marriott International, Inc., 3.75%, 10/01/2025	459,000	437,083
Sands China Ltd., 4.3%, 1/08/2026	1,030,000	842,560
		$10,153,710
Industrial – 0.0%
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	$123,000	$115,610
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	152,000	139,544
		$255,154
Insurance – 1.0%
AIG Global Funding, 0.8%, 7/07/2023 (n)	$1,362,000	$1,322,852
Corebridge Financial, Inc., 3.5%, 4/04/2025 (n)	1,146,000	1,080,021
Corebridge Financial, Inc., 3.65%, 4/05/2027 (n)	1,613,000	1,460,855
Equitable Financial Life Insurance Co., 1.4%, 7/07/2025 (n)	1,485,000	1,328,095
Metropolitan Life Global Funding I, 0.4%, 1/07/2024 (n)	2,146,000	2,028,164
		$7,219,987
Insurance - Property & Casualty – 0.2%
Aon PLC, 2.2%, 11/15/2022	$1,193,000	$1,191,824
20

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Internet – 0.3%
Baidu, Inc., 3.875%, 9/29/2023	$2,225,000	$2,196,075
Machinery & Tools – 0.4%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,726,000	$1,696,447
CNH Industrial Capital LLC, 1.875%, 1/15/2026	448,000	394,416
CNH Industrial N.V., 4.5%, 8/15/2023	962,000	954,176
		$3,045,039
Major Banks – 9.4%
Bank of Montreal, 2.05%, 11/01/2022	$1,694,000	$1,694,000
Barclays PLC, 1.007% to 12/10/2023, FLR (CMT - 1yr. + 0.8%) to 12/10/2024	781,000	731,203
Barclays PLC, 2.852% to 5/07/2025, FLR (LIBOR - 3mo. + 2.452%) to 5/07/2026	759,000	683,644
Barclays PLC, 2.279% to 11/24/2026, FLR (CMT - 1yr. + 1.05%) to 11/24/2027	2,856,000	2,363,033
BNP Paribas S.A., 2.591% to 1/20/2027, FLR (SOFR - 1 day + 1.228%) to 1/20/2028 (n)	3,494,000	2,941,223
Capital One Financial Corp., 4.166%, 5/09/2025	2,319,000	2,228,594
Capital One Financial Corp., 2.636% to 3/03/2025, FLR (SOFR - 1 day + 1.29%) to 3/03/2026	1,712,000	1,569,494
Deutsche Bank AG, 0.898%, 5/28/2024	694,000	636,932
Deutsche Bank AG, 1.447% to 4/1/2024, FLR (SOFR - 1 day + 1.131%) to 4/01/2025	3,247,000	2,960,017
Deutsche Bank AG, 2.311% to 11/16/2026, FLR (SOFR - 1 day + 1.219%) to 11/16/2027	849,000	677,674
Goldman Sachs Group, Inc., 1.093% to 12/09/2025, FLR (SOFR - 1 day + 0.789%) to 12/09/2026	1,268,000	1,087,674
HSBC Holdings PLC, 3.033% to 11/22/2022, FLR (LIBOR - 3mo. + 0.923%) to 11/22/2023	757,000	755,484
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026	728,000	640,324
HSBC Holdings PLC, 7.336% to 11/03/2025, FLR (SOFR - 1 day + 3.03%) to 11/03/2026	646,000	647,788
HSBC Holdings PLC, 1.589% to 5/24/2026, FLR (SOFR - 1 day + 1.29%) to 5/24/2027	860,000	706,732
HSBC Holdings PLC, 2.251% to 11/22/2026, FLR (SOFR - 1 day + 1.1%) to 11/22/2027	2,840,000	2,335,044
Huntington Bancshares, Inc., 4.008% to 5/16/2024, FLR (SOFR - 1 day + 1.205%) to 5/16/2025	1,196,000	1,165,604
JPMorgan Chase & Co., 3.375%, 5/01/2023	1,071,000	1,063,170
JPMorgan Chase & Co., 3.797% to 7/23/2023, FLR (LIBOR - 3mo. + 0.89%) to 7/23/2024	1,347,000	1,327,769
21

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
JPMorgan Chase & Co., 1.04% to 2/04/2026, FLR (SOFR - 1 day + 0.695%) to 2/04/2027	$1,700,000	$1,445,663
Lloyds Banking Group PLC, 3.511% to 3/18/2025, FLR (CMT - 1yr. + 1.6%) to 3/18/2026	2,402,000	2,222,716
Mitsubishi UFJ Financial Group, Inc., 0.848% to 9/15/2023, FLR (CMT - 1yr. + 0.68%) to 9/15/2024	2,789,000	2,663,009
Mitsubishi UFJ Financial Group, Inc., 0.953% to 7/19/2024, FLR (CMT - 1yr. + 0.55%) to 7/19/2025	1,997,000	1,832,901
Mitsubishi UFJ Financial Group, Inc., 0.962% to 10/11/2024, FLR (CMT - 1yr. + 0.45%) to 10/11/2025	1,264,000	1,149,078
Mizuho Financial Group, 0.849% to 9/08/2023, FLR (LIBOR - 3mo. + 0.61%) to 9/08/2024	2,411,000	2,303,272
Nationwide Building Society, 2.972% to 2/16/2027, FLR (SOFR - 1 day + 1.29%) to 2/16/2028 (n)	2,445,000	2,070,510
NatWest Group PLC, 2.359% to 5/22/2023, FLR (CMT - 1yr. + 2.15%) to 5/22/2024	2,219,000	2,158,845
NatWest Group PLC, 4.269% to 3/22/2024, FLR (LIBOR - 3mo. + 1.762%) to 3/22/2025	2,276,000	2,194,495
NatWest Markets PLC, 3.479%, 3/22/2025 (n)	2,257,000	2,129,935
PNC Bank N.A., 2.5%, 8/27/2024	1,122,000	1,069,473
Royal Bank of Canada, 0.5%, 10/26/2023	3,123,000	2,981,642
Standard Chartered PLC, 0.991% to 1/12/2024, FLR (CMT - 1yr. + 0.78%) to 1/12/2025 (n)	1,408,000	1,308,912
Standard Chartered PLC, 1.214% to 3/23/2024, FLR (CMT - 1yr. + 0.88%) to 3/23/2025 (n)	812,000	751,368
Standard Chartered PLC, 1.822% to 11/23/2024, FLR (CMT - 1yr. + 0.95%) to 11/23/2025 (n)	806,000	720,560
Standard Chartered PLC, 3.971% to 3/30/2025, FLR (CMT - 1yr. + 1.65%) to 3/30/2026 (n)	1,077,000	992,442
Sumitomo Mitsui Financial Group, Inc., 0.508%, 1/12/2024	801,000	754,754
Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	1,675,000	1,495,137
Sumitomo Mitsui Financial Group, Inc., 2.174%, 1/14/2027	2,295,000	1,983,514
Sumitomo Mitsui Trust Bank Ltd., 0.85%, 3/25/2024 (n)	1,334,000	1,248,696
Toronto-Dominion Bank, 0.25%, 1/06/2023	1,434,000	1,423,231
UBS Group AG, 1.008% to 7/30/2023, FLR (CMT - 1yr. + 0.83%) to 7/30/2024 (n)	1,270,000	1,222,233
UBS Group AG, 4.703% to 8/05/2026, FLR (CMT - 1yr. + 2.05%) to 8/05/2027 (n)	1,000,000	929,346
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	2,522,000	2,162,642
Wells Fargo & Co., 2.164% to 2/11/2025, FLR (LIBOR - 3mo. + 0.75%) to 2/11/2026	2,599,000	2,387,109
22

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Wells Fargo & Co., 3.526% to 3/24/2027, FLR (SOFR - 1 day + 1.51%) to 3/24/2028	$3,868,000	$3,482,957
		$71,299,843
Medical & Health Technology & Services – 0.6%
HCA Healthcare, Inc., 3.125%, 3/15/2027 (n)	$1,186,000	$1,048,424
Thermo Fisher Scientific, Inc., 1.215%, 10/18/2024	4,014,000	3,732,130
		$4,780,554
Metals & Mining – 0.8%
Anglo American Capital PLC, 4.75%, 4/10/2027 (n)	$911,000	$853,680
Glencore Funding LLC, 4.125%, 3/12/2024 (n)	1,146,000	1,122,728
Glencore Funding LLC, 1.625%, 9/01/2025 (n)	2,677,000	2,381,740
Glencore Funding LLC, 1.625%, 4/27/2026 (n)	1,675,000	1,438,688
		$5,796,836
Midstream – 0.9%
Enbridge, Inc., 2.5%, 2/14/2025	$1,542,000	$1,440,825
Energy Transfer LP, 2.9%, 5/15/2025	846,000	785,325
Gray Oak Pipeline LLC, 2%, 9/15/2023 (n)	1,453,000	1,406,163
Plains All American Pipeline LP, 3.85%, 10/15/2023	673,000	660,975
Western Midstream Operating LP, 3.35%, 2/01/2025	1,082,000	1,028,408
Western Midstream Operating LP, FLR, 5.04% (LIBOR - 3mo. + 0.85%), 1/13/2023	1,544,000	1,536,280
		$6,857,976
Mortgage-Backed – 0.5%
Fannie Mae, 4.5%, 4/01/2024 - 5/01/2025	$26,095	$25,875
Fannie Mae, 3%, 12/01/2031	281,132	264,393
Fannie Mae, 2%, 5/25/2044	184,071	176,634
Freddie Mac, 0.901%, 4/25/2024 (i)	84,444	896
Freddie Mac, 4%, 7/01/2025	40,748	39,739
Freddie Mac, 1.582%, 4/25/2030 (i)	6,391,933	558,706
Freddie Mac, 3%, 4/15/2033 - 6/15/2045	2,754,701	2,529,790
Freddie Mac, 2%, 7/15/2042	452,334	406,011
		$4,002,044
Municipals – 1.3%
California Earthquake Authority Rev., Taxable, “B”, 1.477%, 7/01/2023	$555,000	$540,685
California Municipal Finance Authority Rev., Taxable (Century Housing Corp.), 1.486%, 11/01/2022	255,000	255,000
California Municipal Finance Authority Rev., Taxable (Century Housing Corp.), 1.605%, 11/01/2023	305,000	294,210
23

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – continued
Illinois Sales Tax Securitization Corp., Second Lien, Taxable, “B”, BAM, 2.128%, 1/01/2023	$430,000	$428,064
Illinois Sales Tax Securitization Corp., Second Lien, Taxable, “B”, BAM, 2.225%, 1/01/2024	1,030,000	990,486
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 1.904%, 7/01/2023	115,000	112,524
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.156%, 7/01/2024	320,000	302,867
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.306%, 7/01/2025	250,000	229,790
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.562%, 7/01/2026	315,000	282,962
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	657,077	587,799
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, Taxable, “B”, AGM, 0%, 2/15/2023	3,058,000	3,016,093
New Jersey Transportation Trust Fund Authority, Transportation System, Taxable, “B”, 2.551%, 6/15/2023	475,000	468,134
New Jersey Transportation Trust Fund Authority, Transportation System, Taxable, “B”, 2.631%, 6/15/2024	450,000	434,137
Port Authority of NY & NJ, Taxable, “AAA”, 1.086%, 7/01/2023	1,635,000	1,594,696
		$9,537,447
Natural Gas - Distribution – 0.6%
Atmos Energy Corp., 0.625%, 3/09/2023	$2,625,000	$2,587,110
CenterPoint Energy Resources Corp., 0.7%, 3/02/2023	2,225,000	2,194,120
		$4,781,230
Natural Gas - Pipeline – 0.5%
APA Infrastructure Ltd., 4.2%, 3/23/2025 (n)	$3,842,000	$3,663,512
Network & Telecom – 0.5%
AT&T, Inc., 0.9%, 3/25/2024	$4,229,000	$3,993,096
Oils – 0.2%
Valero Energy Corp., 1.2%, 3/15/2024	$1,252,000	$1,180,601
Other Banks & Diversified Financials – 1.3%
American Express Co., 2.25%, 3/04/2025	$859,000	$797,582
Banque Federative du Credit Mutuel S.A., 0.65%, 2/27/2024 (n)	2,782,000	2,608,723
Groupe BPCE S.A., 4%, 9/12/2023 (n)	943,000	924,123
Groupe BPCE S.A., FLR, 4.476% (LIBOR - 3mo. + 1.24%), 9/12/2023 (n)	943,000	942,691
24

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
Macquarie Group Ltd., 1.201% to 10/14/2024, FLR (SOFR - 1 day + 0.694%) to 10/14/2025 (n)	$2,251,000	$2,038,665
Macquarie Group Ltd., 1.34% to 1/12/2026, FLR (SOFR - 1 day + 1.069%) to 1/12/2027 (n)	1,904,000	1,614,955
National Bank of Canada, 0.55% to 11/15/2023, FLR (CMT - 1yr. + 0.4%) to 11/15/2024	1,312,000	1,243,452
		$10,170,191
Pharmaceuticals – 0.3%
Royalty Pharma PLC, 0.75%, 9/02/2023	$2,204,000	$2,114,311
Real Estate - Office – 0.1%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026	$1,172,000	$1,015,617
Retailers – 0.7%
Alibaba Group Holding Ltd., 2.8%, 6/06/2023	$1,506,000	$1,480,022
Kohl's Corp., 9.5%, 5/15/2025	2,655,000	2,739,930
Nordstrom, Inc., 2.3%, 4/08/2024	832,000	780,820
		$5,000,772
Specialty Stores – 0.3%
Genuine Parts Co., 1.75%, 2/01/2025	$1,302,000	$1,200,780
Ross Stores, Inc., 0.875%, 4/15/2026	926,000	796,431
		$1,997,211
Telecommunications - Wireless – 0.9%
Crown Castle, Inc., REIT, 3.15%, 7/15/2023	$611,000	$601,514
Crown Castle, Inc., REIT, 1.35%, 7/15/2025	492,000	439,482
Crown Castle, Inc., REIT, 2.9%, 3/15/2027	448,000	395,047
Rogers Communications, Inc., 3.2%, 3/15/2027 (n)	3,568,000	3,235,996
T-Mobile USA, Inc., 3.5%, 4/15/2025	2,527,000	2,410,788
		$7,082,827
Tobacco – 0.3%
B.A.T. Capital Corp., 3.222%, 8/15/2024	$1,459,000	$1,394,451
Philip Morris International, Inc., 1.125%, 5/01/2023	722,000	708,010
		$2,102,461
Transportation - Services – 1.1%
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)	$6,310,000	$5,936,460
ERAC USA Finance LLC, 2.7%, 11/01/2023 (n)	974,000	945,237
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	684,000	659,388
ERAC USA Finance LLC, 3.8%, 11/01/2025 (n)	684,000	643,697
		$8,184,782
25

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – 21.6%
U.S. Treasury Notes, 0.125%, 1/31/2023 (f)(s)	$25,000,000	$24,755,377
U.S. Treasury Notes, 0.125%, 5/31/2023 (f)(s)	25,000,000	24,361,328
U.S. Treasury Notes, 0.125%, 8/31/2023 (f)(s)	12,453,000	11,986,985
U.S. Treasury Notes, 0.125%, 10/15/2023 (f)	40,540,000	38,823,999
U.S. Treasury Notes, 0.5%, 11/30/2023 (f)(s)	12,515,000	11,974,802
U.S. Treasury Notes, 2.75%, 5/15/2025	21,100,000	20,234,570
U.S. Treasury Notes, 2.25%, 11/15/2025	33,829,000	31,729,223
		$163,866,284
Utilities - Electric Power – 2.7%
Edison International, 4.7%, 8/15/2025	$1,686,000	$1,627,930
Emera US Finance LP, 0.833%, 6/15/2024	1,057,000	974,390
Enel Finance International N.V., 6.8%, 10/14/2025 (n)	889,000	892,697
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)	3,214,000	3,011,518
Entergy Louisiana LLC, 0.95%, 10/01/2024	2,141,000	1,974,292
FirstEnergy Corp., 2.05%, 3/01/2025	1,202,000	1,104,940
FirstEnergy Corp., 1.6%, 1/15/2026	734,000	638,338
NextEra Energy Capital Holdings, Inc., 0.65%, 3/01/2023	1,743,000	1,718,660
Pacific Gas & Electric Co., 1.7%, 11/15/2023	854,000	818,471
Pacific Gas & Electric Co., 3.25%, 2/16/2024	3,496,000	3,378,816
Vistra Operations Co. LLC, 4.875%, 5/13/2024 (n)	3,851,000	3,748,024
WEC Energy Group, Inc., 0.8%, 3/15/2024	1,019,000	957,798
		$20,845,874
Total Bonds (Identified Cost, $606,636,699)		$573,484,128
Investment Companies (h) – 14.1%
Money Market Funds – 14.1%
MFS Institutional Money Market Portfolio, 3.02% (v) (Identified Cost, $107,265,931)	107,271,416	$107,271,416
Short-Term Obligations (s)(y) – 2.0%
Freddie Mac, 0%, due 11/01/2022 (Identified Cost, $15,235,000)	$15,235,000	$15,235,000

Other Assets, Less Liabilities – 8.3%		62,826,362
Net Assets – 100.0%		$758,816,906

(f)	All or a portion of the security has been segregated as collateral for cleared and uncleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $107,271,416 and $588,719,128, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
26

Consolidated Portfolio of Investments – continued
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $207,380,991, representing 27.3% of net assets.
(s)	All or a portion of security is held by a wholly-owned subsidiary. See Note 2 of the Notes to Consolidated Financial Statements for details of the wholly-owned subsidiary.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(y)	The rate quoted is the annualized one-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
BCOMALTR	Bloomberg Aluminum Subindex Total Return, this index is composed of futures contracts on aluminum. It is quoted in USD.
BCOMBOTR	Bloomberg Soybean Oil Subindex Total Return, this index is composed of futures contracts on soybean oil. It is quoted in USD.
BCOMCLTR	Bloomberg WTI Crude Oil Subindex Total Return, this index is composed of composed of futures contracts on WTI crude oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCNTR	Bloomberg Corn Subindex Total Return, this index is composed of futures contracts on corn. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCOT	Bloomberg Brent Crude Subindex Total Return, this index is composed of futures contracts on brent crude. It is quoted in USD.
BCOMCTTR	Bloomberg Cotton Subindex Total Return, this index is composed of futures contracts on cotton. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMF3T	Bloomberg Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities. It is quoted in USD.
BCOMFCT	Bloomberg Feeder Cattle Subindex Total Return, this index is comprised of futures contracts on feeder cattle. It is quoted in USD.
BCOMGCTR	Bloomberg Gold Subindex Total Return, this index is composed of futures contracts on gold. It is quoted in USD.
BCOMGOT	Bloomberg Gas and Oil Subindex Total Return, this index is composed of futures contracts on gas and oil. It is quoted in USD.
BCOMHGTR	Bloomberg Copper Subindex Total Return, this index is composed of futures contracts on copper. It is quoted in USD.
BCOMKWT	Bloomberg Kansas Wheat Subindex Total Return, this index is composed of futures contracts on wheat and Kansas wheat. It is quoted in USD.
BCOMLCTR	Bloomberg Live Cattle Subindex Total Return, this index is composed of futures contracts on live cattle. It is quoted in USD.
BCOMLHTR	Bloomberg Lean Hogs Subindex Total Return, this index is composed of futures contracts on lean hogs. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
BCOMNITR	Bloomberg Nickel Subindex Total Return, this index is a single commodity subindex of the Bloomberg CI composed of futures contracts on Nickel. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
BCOMPBTR	Bloomberg Lead Subindex Total Return, this index is composed of futures contracts on lead. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
27

Consolidated Portfolio of Investments – continued
BCOMPLTR	Bloomberg Platinum Subindex Total Return, this index is composed of futures contracts on platinum. It is quoted in USD.
BCOMSITR	Bloomberg Silver Subindex Total Return, this index is composed of futures contracts on silver. It is quoted in USD.
BCOMTR	Bloomberg Commodity Index Total Return
BCOMWHTR	Bloomberg Wheat Subindex Total Return, this index is composed of futures contracts on wheat. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMZSTR	Bloomberg Zinc Subindex Total Return, this index is composed of futures contracts on zinc. It is quoted in USD.
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
MLCILPRT	Merrill Lynch International Bloomberg Commodity Index Total Return
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SPGCCCTR	S&P GSCI Cocoa Index Total Return
28

Consolidated Portfolio of Investments – continued
Derivative Contracts at 10/31/22
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Interest Rate Swaps
8/19/24	USD	14,000,000	centrally cleared	3.31%/Annually	Daily SOFR/Annually	$(297,831)	$—	$(297,831)
5/13/25	USD	31,300,000	centrally cleared	2.76%/Annually	Daily SOFR/Annually	(1,118,463)	—	(1,118,463)
10/17/25	USD	13,600,000	centrally cleared	4.20%/Annually	Daily SOFR/Annually	(35,846)	—	(35,846)
						$(1,452,140)	$—	$(1,452,140)

Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Total Return Swaps
11/30/22	USD	10,855,130 (Short)	Goldman Sachs International	3 month T-Bill + 0.045%	BCOMGCTR (floating rate)	$34,202	$—	$34,202
1/13/23	USD	11,244,587 (Short)	Citibank N.A.	3 month T-Bill + 0.03%	BCOMLCTR (floating rate)	33,694	—	33,694
1/13/23	USD	9,823,083 (Short)	Morgan Stanley	3 month T-Bill + 0.03%	SPGCCCTR (floating rate)	30,743	—	30,743
3/15/23	USD	11,076,371 (Short)	Morgan Stanley	3 month T-Bill - 0.08%	BCOMPLTR (floating rate)	31,326	—	31,326
4/11/23	USD	12,681,496 (Short)	Morgan Stanley	3 month T-Bill + 0.00%	BCOMFCT (floating rate)	38,331	—	38,331
4/28/23	USD	8,833,631 (Short)	Merrill Lynch International	3 month T-Bill - 0.08%	BCOMHGTR (floating rate)	27,349	—	27,349
5/15/23	USD	3,123,254 (Short)	JPMorgan Chase Bank N.A.	3 month T-Bill - 0.05%	BCOMWHTR (floating rate)	10,072	—	10,072
5/15/23	USD	2,635,623 (Short)	Goldman Sachs International	3 month T-Bill + 0.05%	BCOMNITR (floating rate)	7,900	—	7,900
29

Consolidated Portfolio of Investments – continued
Uncleared Swap Agreements - continued
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives - continued
Total Return Swaps - continued
5/15/23	USD	3,381,898 (Short)	JPMorgan Chase Bank N.A.	3 month T-Bill - 0.05%	BCOMKWT (floating rate)	$10,578	$—	$10,578
9/29/23	USD	5,376,392 (Short)	Morgan Stanley	3 month T-Bill - 0.03%	BCOMSITR (floating rate)	16,620	—	16,620
9/29/23	USD	10,327,148 (Short)	Morgan Stanley	3 month T-Bill - 0.03%	BCOMPBTR (floating rate)	30,606	—	30,606
10/16/23	USD	10,757,681 (Short)	Morgan Stanley	3 month T-Bill - 0.03%	BCOMALTR (floating rate)	32,514	—	32,514
						$303,935	$—	$303,935
Liability Derivatives
Total Return Swaps
11/30/22	USD	26,239,836 (Long)	Citibank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.10%	$(83,065)	$—	$(83,065)
11/30/22	USD	54,666,326 (Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(172,381)	—	(172,381)
11/30/22	USD	109,332,654 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.07%	(342,938)	—	(342,938)
2/28/23	USD	21,750,990 (Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.08%	(68,407)	—	(68,407)
3/15/23	USD	8,559,387 (Long)	Morgan Stanley	BCOMCTTR (floating rate)	3 month T-Bill + 0.15%	(33,040)	—	(33,040)
4/07/23	USD	23,555,518 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.00%	(74,484)	—	(74,484)
4/11/23	USD	23,555,518 (Long)	Merrill Lynch International	BCOMF3T (floating rate)	3 month T-Bill + 0.00%	(74,288)	—	(74,288)
5/26/23	USD	38,451,265 (Long)	Merrill Lynch International	BCOMTR (floating rate)	3 month T-Bill + 0.07%	(120,607)	—	(120,607)
6/20/23	USD	94,494,653 (Long)	Merrill Lynch International	BCOMF3T (floating rate)	3 month T-Bill + 0.09%	(298,021)	—	(298,021)
30

Consolidated Portfolio of Investments – continued
Uncleared Swap Agreements - continued
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives - continued
Total Return Swaps - continued
6/23/23	USD	4,311,054 (Long)	Merrill Lynch International	BCOMCLTR (floating rate)	3 month T-Bill + 0.05%	$(12,353)	$—	$(12,353)
7/17/23	USD	34,767,353 (Long)	Merrill Lynch International	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(109,942)	—	(109,942)
7/17/23	USD	34,767,353 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(109,942)	—	(109,942)
7/17/23	USD	35,658,824 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(112,761)	—	(112,761)
8/07/23	USD	7,808,831 (Long)	Merrill Lynch International	BCOMCOT (floating rate)	3 month T-Bill + 0.06%	(22,356)	—	(22,356)
8/08/23	USD	5,264,348 (Long)	Merrill Lynch International	BCOMGOT (floating rate)	3 month T-Bill + 0.06%	(14,752)	—	(14,752)
9/25/23	USD	13,780,541 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.07%	(43,226)	—	(43,226)
9/25/23	USD	119,059,816 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.14%	(381,889)	—	(381,889)
9/25/23	USD	8,502,889 (Long)	JPMorgan Chase Bank N.A.	BCOMZSTR (floating rate)	3 month T-Bill + 0.10%	(30,018)	—	(30,018)
9/29/23	USD	11,409,432 (Long)	Morgan Stanley	BCOMCNTR (floating rate)	3 month T-Bill + 0.14%	(36,312)	—	(36,312)
10/16/23	USD	6,624,669 (Long)	Merrill Lynch International	BCOMBOTR (floating rate)	3 month T-Bill + 0.10%	(18,079)	—	(18,079)
11/17/23	USD	126,913,532 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.13%	(183,600)	—	(183,600)
11/20/23	USD	21,321,039 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.07%	(30,396)	—	(30,396)
31

Consolidated Portfolio of Investments – continued
Uncleared Swap Agreements - continued
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives - continued
Total Return Swaps - continued
11/30/23	USD	7,785,977 (Long)	Morgan Stanley	BCOMLHTR (floating rate)	3 month T-Bill + 0.15%	$(10,920)	$—	$(10,920)
						$(2,383,777)	$—	$(2,383,777)
At October 31, 2022, the fund had cash collateral of $12,660,350 and other liquid securities with an aggregate value of $66,490,744 to cover any collateral or margin obligations for certain derivative contracts.  Restricted cash and/or deposits with brokers in the Consolidated Statement of Assets and Liabilities are comprised of cash collateral.
(a)	The Merrill Lynch MLCILPRT Commodity Index, the components of which are not publicly available, seeks to provide exposure to a diversified group of commodities. Through its investment in the swap, the fund has indirect exposure to the following positions that compose the MLCILPRT:

Referenced Commodity Futures Contracts	% of Notional	Notional Amount: $119,059,816*	Notional Amount: $126,913,532*
Long Futures Contracts
Soybean Oil	3.5%	4,167,094	4,441,974
Corn	4.4%	5,238,632	5,584,195
Corn	1.6%	1,904,957	2,030,617
WTI	8.1%	9,643,845	10,279,996
Brent	2.0%	2,381,196	2,538,271
Brent	5.2%	6,191,110	6,599,504
Cotton	0.6%	714,359	761,481
Cotton	0.2%	238,119	253,827
Gold	9.6%	11,429,742	12,183,699
Gold	3.4%	4,048,034	4,315,060
32

Consolidated Portfolio of Investments – continued
Referenced Commodity Futures Contracts	% of Notional	Notional Amount: $119,059,816*	Notional Amount: $126,913,532*
Copper Comex	2.8%	3,333,675	3,553,579
Copper Comex	1.0%	1,190,598	1,269,135
Heating Oil	2.7%	3,214,615	3,426,665
Coffee	1.4%	1,666,837	1,776,789
Coffee	0.5%	595,299	634,568
Kansas Wheat	1.4%	1,666,837	1,776,789
Kansas Wheat	0.5%	595,299	634,568
Aluminum	3.0%	3,571,794	3,807,406
Live Cattle	2.8%	3,333,675	3,553,579
Live Cattle	1.0%	1,190,598	1,269,135
Lean Hogs	1.3%	1,547,778	1,649,876
Lean Hogs	0.4%	476,239	507,654
Nickel	2.7%	3,214,615	3,426,665
Zinc	2.2%	2,619,316	2,792,098
Natural Gas	13.7%	16,311,197	17,387,154
Gasoil	3.5%	4,167,094	4,441,974
Soybeans	5.5%	6,548,289	6,980,244
Sugar	2.6%	3,095,555	3,299,752
Silver	2.8%	3,333,675	3,553,579
Silver	1.0%	1,190,598	1,269,135
Soybean Meal	3.3%	3,928,974	4,188,147
Wheat	2.3%	2,738,376	2,919,011
Wheat	0.8%	952,479	1,015,308
Gasoline RBOB	2.2%	2,619,316	2,792,098
	100%	$119,059,816	$126,913,532
* The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
See Notes to Consolidated Financial Statements
33

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
At 10/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $621,871,699)	$588,719,128
Investments in affiliated issuers, at value (identified cost, $107,265,931)	107,271,416
Cash	23,870,135
Restricted cash for
Uncleared swaps	12,660,350
Receivables for
Due from uncleared swap brokers	17,647,818
Fund shares sold	13,909,304
Interest	2,943,110
Uncleared swaps, at value	303,935
Other assets	253
Total assets	$767,325,449
Liabilities
Payables for
Due to uncleared swap brokers	$5,131,344
Net daily variation margin on open cleared swap agreements	99,714
Investments purchased	646,001
Fund shares reacquired	16,065
Uncleared swaps, at value	2,383,777
Payable to affiliates
Investment adviser	60,205
Administrative services fee	1,320
Shareholder servicing costs	10,154
Distribution and service fees	600
Payable for independent Trustees' compensation	10
Accrued expenses and other liabilities	159,353
Total liabilities	$8,508,543
Net assets	$758,816,906
Net assets consist of
Paid-in capital	$1,221,068,162
Total distributable earnings (loss)	(462,251,256)
Net assets	$758,816,906
Shares of beneficial interest outstanding	157,178,506
34

Consolidated Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$15,080,426	3,139,435	$4.80
Class B	111,558	23,402	4.77
Class C	1,444,491	305,090	4.73
Class I	18,904,529	3,912,865	4.83
Class R1	67,789	14,191	4.78
Class R2	133,605	27,840	4.80
Class R3	69,966	14,542	4.81
Class R4	70,707	14,661	4.82
Class R6	722,933,835	149,726,480	4.83

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $5.09 [100 / 94.25 x $4.80]. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Consolidated Financial Statements
35

Consolidated Financial Statements
Consolidated Statement of Operations
Year ended 10/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$10,812,871
Dividends from affiliated issuers	1,004,681
Other	119,880
Total investment income	$11,937,432
Expenses
Management fee	$6,670,914
Distribution and service fees	44,680
Shareholder servicing costs	28,883
Administrative services fee	144,469
Independent Trustees' compensation	14,964
Custodian fee	67,138
Shareholder communications	12,280
Audit and tax fees	91,560
Legal fees	24,992
Miscellaneous	232,640
Total expenses	$7,332,520
Reduction of expenses by investment adviser and distributor	(125,064)
Net expenses	$7,207,456
Net investment income (loss)	$4,729,976
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(8,256,628)
Affiliated issuers	(16,417)
Futures contracts	(430)
Swap agreements	154,004,579
Net realized gain (loss)	$145,731,104
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(36,212,930)
Affiliated issuers	3,921
Swap agreements	(720,157)
Net unrealized gain (loss)	$(36,929,166)
Net realized and unrealized gain (loss)	$108,801,938
Change in net assets from operations	$113,531,914
See Notes to Consolidated Financial Statements
36

Financial Statements
Consolidated Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/22	10/31/21
Change in net assets
From operations
Net investment income (loss)	$4,729,976	$3,819,380
Net realized gain (loss)	145,731,104	321,283,391
Net unrealized gain (loss)	(36,929,166)	(8,106,592)
Change in net assets from operations	$113,531,914	$316,996,179
Total distributions to shareholders	$(322,999,695)	$(7,000,067)
Change in net assets from fund share transactions	$31,442,427	$(64,757,668)
Total change in net assets	$(178,025,354)	$245,238,444
Net assets
At beginning of period	936,842,260	691,603,816
At end of period	$758,816,906	$936,842,260
See Notes to Consolidated Financial Statements
37

Consolidated Financial Statements
Consolidated Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$7.02	$4.85	$5.32	$5.65	$6.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.00(w)	$0.04	$0.10	$0.07
Net realized and unrealized gain (loss)	0.15	2.21	(0.42)	(0.27)	(0.25)
Total from investment operations	$0.17	$2.21	$(0.38)	$(0.17)	$(0.18)
Less distributions declared to shareholders
From net investment income	$(2.39)	$(0.04)	$(0.09)	$(0.16)	$(0.17)
Net asset value, end of period (x)	$4.80	$7.02	$4.85	$5.32	$5.65
Total return (%) (r)(s)(t)(x)	7.71	45.84	(7.24)	(2.96)	(2.98)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.17	1.15	1.13	1.10	1.09
Expenses after expense reductions	1.15	1.14	1.12	1.09	1.08
Net investment income (loss)	0.37	0.07	0.94	1.86	1.22
Portfolio turnover	37	28	57	64	72
Net assets at end of period (000 omitted)	$15,080	$4,921	$1,041	$321	$63
See Notes to Consolidated Financial Statements
38

Consolidated Financial Highlights – continued
Class B	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$6.96	$4.81	$5.28	$5.64	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$0.01	$0.06	$0.02
Net realized and unrealized gain (loss)	0.18	2.20	(0.43)	(0.26)	(0.09)
Total from investment operations	$0.15	$2.16	$(0.42)	$(0.20)	$(0.07)
Less distributions declared to shareholders
From net investment income	$(2.34)	$(0.01)	$(0.05)	$(0.16)	$—
Net asset value, end of period (x)	$4.77	$6.96	$4.81	$5.28	$5.64
Total return (%) (r)(s)(t)(x)	7.08	44.93	(8.10)	(3.68)	(1.23)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.91	1.89	1.87	1.84	1.94(a)
Expenses after expense reductions	1.90	1.88	1.86	1.83	1.93(a)
Net investment income (loss)	(0.50)	(0.65)	0.23	1.13	1.34(a)
Portfolio turnover	37	28	57	64	72
Net assets at end of period (000 omitted)	$112	$98	$60	$48	$52

Class C	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$6.94	$4.80	$5.28	$5.64	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$0.01	$0.06	$0.02
Net realized and unrealized gain (loss)	0.17	2.19	(0.43)	(0.27)	(0.09)
Total from investment operations	$0.14	$2.15	$(0.42)	$(0.21)	$(0.07)
Less distributions declared to shareholders
From net investment income	$(2.35)	$(0.01)	$(0.06)	$(0.15)	$—
Net asset value, end of period (x)	$4.73	$6.94	$4.80	$5.28	$5.64
Total return (%) (r)(s)(t)(x)	6.94	44.77	(8.07)	(3.69)	(1.23)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.91	1.90	1.88	1.84	1.94(a)
Expenses after expense reductions	1.90	1.88	1.87	1.83	1.93(a)
Net investment income (loss)	(0.49)	(0.66)	0.20	1.12	1.41(a)
Portfolio turnover	37	28	57	64	72
Net assets at end of period (000 omitted)	$1,444	$1,095	$435	$93	$49
See Notes to Consolidated Financial Statements
39

Consolidated Financial Highlights – continued
Class I	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$7.04	$4.86	$5.32	$5.65	$6.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.02	$0.06	$0.11	$0.09
Net realized and unrealized gain (loss)	0.16	2.21	(0.42)	(0.26)	(0.25)
Total from investment operations	$0.19	$2.23	$(0.36)	$(0.15)	$(0.16)
Less distributions declared to shareholders
From net investment income	$(2.40)	$(0.05)	$(0.10)	$(0.18)	$(0.19)
Net asset value, end of period (x)	$4.83	$7.04	$4.86	$5.32	$5.65
Total return (%) (r)(s)(t)(x)	8.05	46.19	(6.90)	(2.75)	(2.73)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.92	0.90	0.89	0.84	0.85
Expenses after expense reductions	0.90	0.89	0.88	0.83	0.84
Net investment income (loss)	0.57	0.30	1.17	2.13	1.45
Portfolio turnover	37	28	57	64	72
Net assets at end of period (000 omitted)	$18,905	$6,029	$500	$135	$48

Class R1	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$6.97	$4.81	$5.28	$5.64	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$0.01	$0.06	$0.02
Net realized and unrealized gain (loss)	0.18	2.20	(0.43)	(0.27)	(0.09)
Total from investment operations	$0.15	$2.16	$(0.42)	$(0.21)	$(0.07)
Less distributions declared to shareholders
From net investment income	$(2.34)	$—	$(0.05)	$(0.15)	$—
Net asset value, end of period (x)	$4.78	$6.97	$4.81	$5.28	$5.64
Total return (%) (r)(s)(t)(x)	7.07	44.91	(8.08)	(3.69)	(1.23)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.91	1.89	1.87	1.84	1.94(a)
Expenses after expense reductions	1.90	1.88	1.86	1.83	1.93(a)
Net investment income (loss)	(0.50)	(0.63)	0.26	1.14	1.35(a)
Portfolio turnover	37	28	57	64	72
Net assets at end of period (000 omitted)	$68	$63	$44	$48	$49
See Notes to Consolidated Financial Statements
40

Consolidated Financial Highlights – continued
Class R2	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$7.00	$4.83	$5.30	$5.65	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$(0.01)	$0.04	$0.09	$0.02
Net realized and unrealized gain (loss)	0.17	2.20	(0.44)	(0.27)	(0.08)
Total from investment operations	$0.17	$2.19	$(0.40)	$(0.18)	$(0.06)
Less distributions declared to shareholders
From net investment income	$(2.37)	$(0.02)	$(0.07)	$(0.17)	$—
Net asset value, end of period (x)	$4.80	$7.00	$4.83	$5.30	$5.65
Total return (%) (r)(s)(t)(x)	7.61	45.58	(7.59)	(3.31)	(1.05)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.41	1.39	1.37	1.34	1.44(a)
Expenses after expense reductions	1.40	1.38	1.36	1.33	1.43(a)
Net investment income (loss)	0.06	(0.13)	0.75	1.64	1.86(a)
Portfolio turnover	37	28	57	64	72
Net assets at end of period (000 omitted)	$134	$64	$44	$48	$49

Class R3	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$7.02	$4.84	$5.31	$5.65	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.01	$0.05	$0.10	$0.03
Net realized and unrealized gain (loss)	0.17	2.20	(0.43)	(0.27)	(0.09)
Total from investment operations	$0.18	$2.21	$(0.38)	$(0.17)	$(0.06)
Less distributions declared to shareholders
From net investment income	$(2.39)	$(0.03)	$(0.09)	$(0.17)	$—
Net asset value, end of period (x)	$4.81	$7.02	$4.84	$5.31	$5.65
Total return (%) (r)(s)(t)(x)	7.75	46.03	(7.34)	(3.03)	(1.05)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.16	1.14	1.12	1.09	1.19(a)
Expenses after expense reductions	1.15	1.13	1.11	1.08	1.18(a)
Net investment income (loss)	0.25	0.12	1.00	1.89	2.10(a)
Portfolio turnover	37	28	57	64	72
Net assets at end of period (000 omitted)	$70	$65	$44	$48	$49
See Notes to Consolidated Financial Statements
41

Consolidated Financial Highlights – continued
Class R4	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$7.03	$4.85	$5.32	$5.65	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.02	$0.06	$0.11	$0.03
Net realized and unrealized gain (loss)	0.16	2.21	(0.43)	(0.26)	(0.09)
Total from investment operations	$0.19	$2.23	$(0.37)	$(0.15)	$(0.06)
Less distributions declared to shareholders
From net investment income	$(2.40)	$(0.05)	$(0.10)	$(0.18)	$—
Net asset value, end of period (x)	$4.82	$7.03	$4.85	$5.32	$5.65
Total return (%) (r)(s)(t)(x)	8.07	46.27	(7.09)	(2.75)	(1.05)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.91	0.89	0.87	0.84	0.94(a)
Expenses after expense reductions	0.90	0.88	0.86	0.83	0.93(a)
Net investment income (loss)	0.50	0.37	1.25	2.14	2.35(a)
Portfolio turnover	37	28	57	64	72
Net assets at end of period (000 omitted)	$71	$65	$45	$48	$49

Class R6	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$7.04	$4.86	$5.33	$5.65	$6.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.03	$0.06	$0.11	$0.09
Net realized and unrealized gain (loss)	0.17	2.20	(0.43)	(0.25)	(0.25)
Total from investment operations	$0.20	$2.23	$(0.37)	$(0.14)	$(0.16)
Less distributions declared to shareholders
From net investment income	$(2.41)	$(0.05)	$(0.10)	$(0.18)	$(0.19)
Net asset value, end of period (x)	$4.83	$7.04	$4.86	$5.33	$5.65
Total return (%) (r)(s)(t)(x)	8.24	46.24	(7.06)	(2.57)	(2.74)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82	0.81	0.83	0.83	0.84
Expenses after expense reductions	0.80	0.80	0.82	0.82	0.83
Net investment income (loss)	0.54	0.46	1.28	2.15	1.46
Portfolio turnover	37	28	57	64	72
Net assets at end of period (000 omitted)	$722,934	$924,441	$689,390	$625,443	$587,864

See Notes to Consolidated Financial Statements
42

Consolidated Financial Highlights – continued
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(i)	For Class B, Class C, Class R1, Class R2, Class R3, and Class R4, the period is from the class inception, August 15, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Consolidated Financial Statements
43

Notes to Consolidated Financial Statements
(1) Business and Organization
MFS Commodity Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
Principles of Consolidation — The fund gains exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The fund will not invest directly in commodities. The fund may invest up to 25% of its assets (at the time of purchase) in the Subsidiary. The Subsidiary has the same objective, strategies, and restrictions as the fund, except that the Subsidiary gains exposure to the commodities market by investing directly in commodity-linked futures, options, and swaps. The fund also invests directly in debt securities, and the Subsidiary may also invest in debt securities. As of October 31, 2022, the Subsidiary’s net assets were $135,271,764, which represented 17.8% of the fund’s net assets. The fund’s financial statements have been consolidated and include the accounts of the fund and the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.
General — The preparation of Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these Consolidated Financial Statements, management has evaluated subsequent events occurring after the date of the fund’s Consolidated Statement of Assets and Liabilities through the date that the Consolidated Financial Statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement
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Notes to Consolidated Financial Statements  - continued
counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund’s Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund’s adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund’s valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source
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Notes to Consolidated Financial Statements  - continued
and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as swap agreements. The following is a summary of the levels used as of October 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$163,866,284	$—	$163,866,284
Non - U.S. Sovereign Debt	—	4,442,003	—	4,442,003
Municipal Bonds	—	9,537,447	—	9,537,447
U.S. Corporate Bonds	—	145,998,606	—	145,998,606
Residential Mortgage-Backed Securities	—	5,298,523	—	5,298,523
Commercial Mortgage-Backed Securities	—	38,328,986	—	38,328,986
Asset-Backed Securities (including CDOs)	—	78,078,411	—	78,078,411
Foreign Bonds	—	127,933,868	—	127,933,868
Short-Term Securities	—	15,235,000	—	15,235,000
Mutual Funds	107,271,416	—	—	107,271,416
Total	$107,271,416	$588,719,128	$—	$695,990,544
Other Financial Instruments
Swap Agreements – Assets	$—	$303,935	$—	$303,935
Swap Agreements – Liabilities	—	(3,835,917)	—	(3,835,917)
For further information regarding security characteristics, see the Consolidated Portfolio of Investments.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate
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Notes to Consolidated Financial Statements  - continued
losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Consolidated Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2022 as reported in the Consolidated Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Cleared Swap Agreements	$—	$(1,452,140)
Commodity	Uncleared Swap Agreements	303,935	(2,383,777)
Total		$303,935	$(3,835,917)
(a)	Values presented in this table for cleared swap agreements correspond to the values reported in the Consolidated Portfolio of Investments. Only the current day net variation margin for cleared swap agreements is reported separately within the Consolidated Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2022 as reported in the Consolidated Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Commodity	$—	$154,004,579
Equity	(430)	—
Total	$(430)	$154,004,579
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2022 as reported in the Consolidated Statement of Operations:
Risk	Swap Agreements
Interest Rate	$(1,452,140)
Commodity	731,983
Total	$(720,157)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The
47

Notes to Consolidated Financial Statements  - continued
ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Consolidated Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of October 31, 2022:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Uncleared Swaps, at value	$303,935	$(2,383,777)
Cleared Swap Agreements (a)	—	(99,714)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Consolidated Statement of Assets & Liabilities	$303,935	$(2,483,491)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	—	(99,714)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$303,935	$(2,383,777)
(a)	The amount presented here represents the fund's current day net variation margin for cleared swap agreements. This amount, which is recognized within the fund's Consolidated Statement of Assets and Liabilities, differs from the fair value of the cleared swap agreements which is presented in the tables that follow the fund's Consolidated Portfolio of Investments.
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Notes to Consolidated Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2022:
		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Citibank N.A.	$33,694	$(33,694)	$—	$—	$—
Goldman Sachs International	42,102	(42,102)	—	—	—
JPMorgan Chase Bank N.A.	20,650	(20,650)	—	—	—
Merrill Lynch International	27,349	(27,349)	—	—	—
Morgan Stanley	180,140	(80,272)	—	—	99,868
Total	$303,935	$(204,067)	$—	$—	$99,868
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2022:
		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Citibank N.A.	$(83,065)	$33,694	$—	$49,371	$—
Goldman Sachs International	(353,549)	42,102	311,447	—	—
JPMorgan Chase Bank N.A.	(631,004)	20,650	—	610,354	—
Merrill Lynch International	(1,235,887)	27,349	1,208,538	—	—
Morgan Stanley	(80,272)	80,272	—	—	—
Total	$(2,383,777)	$204,067	$1,519,985	$659,725	$—
(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
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Notes to Consolidated Financial Statements  - continued
Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.  While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker.  The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Consolidated Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Consolidated Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Consolidated Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Consolidated Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced
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Notes to Consolidated Financial Statements  - continued
by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into total return swaps on various commodity indexes in order to gain exposure without having to own the underlying commodities. Under a total return swap the fund pays the counterparty interest (based on a fixed or floating rate) and in return receives a payment equal to the increase in the total return of the reference index. To the extent there is a decline in the total return of the index, the fund pays the counterparty for that decline in addition to making the fixed or floating rate interest payment. On a monthly basis, the change in the total return of the index is measured to determine the monthly payment due to or from the counterparty. These payments are included in “Due from uncleared swap brokers” or “Due to uncleared swap brokers” in the Consolidated Statement of Assets and Liabilities. The total return of the reference index includes changes in the market value of the index and any interest or dividend payments attributable to the index.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Consolidated Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Consolidated Statement of Operations.
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Notes to Consolidated Financial Statements  - continued
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Consolidated Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net
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Notes to Consolidated Financial Statements  - continued
asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to treating the Subsidiary as a separate holding for tax purposes instead of a consolidated entity and amortization and accretion of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/22	Year ended 10/31/21
Ordinary income (including any short-term capital gains)	$322,999,695	$7,000,067
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/22
Cost of investments	$1,055,605,016
Gross appreciation	8,035,680
Gross depreciation	(367,650,152)
Net unrealized appreciation (depreciation)	$(359,614,472)
Undistributed ordinary income	160,981,684
Capital loss carryforwards	(104,752,636)
Other temporary differences	(158,865,832)
Total distributable earnings (loss)	$(462,251,256)
As of October 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(79,196,570)
Long-Term	(25,556,066)
Total	$(104,752,636)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
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Notes to Consolidated Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Consolidated Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/22	Year ended 10/31/21
Class A	$1,794,373	$9,339
Class B	32,578	98
Class C	375,281	570
Class I	1,842,869	4,956
Class R1	21,275	—
Class R2	23,360	208
Class R3	22,077	315
Class R4	22,350	424
Class R6	318,865,532	6,984,157
Total	$322,999,695	$7,000,067
(3) Transactions with Affiliates
Investment Adviser — The fund and the Subsidiary have investment advisory agreements with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
The Subsidiary does not pay a management fee to MFS.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until February 29, 2024. For the year ended October 31, 2022, this management fee reduction amounted to $124,696, which is included in the reduction of total expenses in the Consolidated Statement of Operations. The management fee incurred for the year ended October 31, 2022 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $18,807 for the year ended October 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
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Notes to Consolidated Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 27,520
Class B	0.75%	0.25%	1.00%	1.00%	1,148
Class C	0.75%	0.25%	1.00%	1.00%	14,694
Class R1	0.75%	0.25%	1.00%	1.00%	712
Class R2	0.25%	0.25%	0.50%	0.50%	424
Class R3	—	0.25%	0.25%	0.25%	182
Total Distribution and Service Fees					$44,680
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2022, this rebate amounted to $351 and $17 for Class A and Class C shares, respectively, and is included in the reduction of total expenses in the Consolidated Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2022, were as follows:
Amount
Class A	$2,172
Class B	—
Class C	93
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2022, the fee was $3,254, which equated to 0.0004% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $25,629.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
55

Notes to Consolidated Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2022 was equivalent to an annual effective rate of 0.0163% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On June 18, 2021, MFS redeemed 8,931 shares of Class A for an aggregate amount of $55,192. On August 3, 2022, MFS redeemed 14,310 shares of Class C and 14,247 shares of Class I for an aggregate amount of $72,266 and $73,372, respectively.
At October 31, 2022, MFS held approximately 61% and 52% of the outstanding shares of Class B and Class R2, and 100% of the outstanding shares of Class R1, Class R3, and Class R4.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $2,088,099.
(4) Portfolio Securities
For the year ended October 31, 2022, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$54,002,431	$118,668,128
Non-U.S. Government securities	167,206,177	188,447,988
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Notes to Consolidated Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/22		Year ended 10/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,103,863	$16,573,444	512,320	$3,128,889
Class B	6,135	30,392	8,896	53,738
Class C	171,395	908,942	77,335	460,283
Class I	5,010,784	25,979,067	890,561	5,176,652
Class R1	1	5	—	—
Class R2	13,047	66,081	—	—
Class R3	1	5	—	—
Class R6	15,380,862	79,675,363	7,523,833	41,419,211
	23,686,088	$123,233,299	9,012,945	$50,238,773
Shares issued to shareholders in reinvestment of distributions
Class A	423,412	$1,761,393	1,886	$9,339
Class B	7,834	32,578	20	98
Class C	90,870	375,281	115	570
Class I	440,879	1,842,869	983	4,956
Class R1	5,102	21,275	—	—
Class R2	5,602	23,360	42	208
Class R3	5,294	22,077	63	315
Class R4	5,359	22,350	84	424
Class R6	76,466,554	318,865,532	1,385,745	6,984,157
	77,450,906	$322,966,715	1,388,938	$7,000,067
Shares reacquired
Class A	(1,088,785)	$(5,473,361)	(28,196)	$(174,521)
Class B	(4,691)	(24,091)	(7,245)	(42,300)
Class C	(114,905)	(579,642)	(10,357)	(64,225)
Class I	(2,395,076)	(12,770,972)	(138,131)	(892,634)
Class R1	(1)	(5)	—	—
Class R2	(3)	(15)	—	—
Class R3	(1)	(5)	—	—
Class R6	(73,378,451)	(395,909,496)	(19,620,559)	(120,822,828)
	(76,981,913)	$(414,757,587)	(19,804,488)	$(121,996,508)
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Notes to Consolidated Financial Statements  - continued
	Year ended 10/31/22		Year ended 10/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	2,438,490	$12,861,476	486,010	$2,963,707
Class B	9,278	38,879	1,671	11,536
Class C	147,360	704,581	67,093	396,628
Class I	3,056,587	15,050,964	753,413	4,288,974
Class R1	5,102	21,275	—	—
Class R2	18,646	89,426	42	208
Class R3	5,294	22,077	63	315
Class R4	5,359	22,350	84	424
Class R6	18,468,965	2,631,399	(10,710,981)	(72,419,460)
	24,155,081	$31,442,427	(9,402,605)	$(64,757,668)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2030 Fund, the Lifetime 2035 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 29%, 23%, 14%, 10%, 3%, 2%, 2%, 2%, 2%, 2%, 1%, and 1%, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 and the MFS Lifetime 2065 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2022, the fund’s commitment fee and interest expense were $4,107 and $0, respectively, and are included in “Miscellaneous” expense in the Consolidated Statement of Operations.
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Notes to Consolidated Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$133,814,176	$873,202,758	$899,733,022	$(16,417)	$3,921	$107,271,416

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,004,681	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
59

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:
Opinion on the Consolidated Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of MFS Commodity Strategy Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of October 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund and subsidiary as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of securities owned as of
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Report of Independent Registered Public Accounting Firm – continued
October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
61

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
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Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Philipp Burgener Alexander Mackey Benjamin Nastou Natalie Shapiro
65

Board Review of Investment Advisory Agreement
MFS Commodity Strategy Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
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Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
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Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services
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Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
69

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
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rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
71

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
72

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
October 31, 2022
MFS®  Global Alternative
Strategy Fund
DTR-ANN

MFS® Global Alternative
Strategy Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility in fixed income and currency markets has picked up, with fiscal policy missteps in the United Kingdom leading to a crisis of market confidence that ultimately resulted in the ouster of Prime Minister Liz Truss. That episode could forewarn other governments to avoid policy overreach.
There are, however, encouraging signs for the markets. China has modestly relaxed its zero-COVID policy, and cases globally, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and global supply chain bottlenecks are easing, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
December 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
			Derivative Overlay Positions (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	13.6%	36.9%	(19.9)%	30.6%
	United Kingdom	1.0%	5.7%	0.0%	6.7%
	Asia/Pacific ex-Japan	0.8%	5.1%	0.0%	5.9%
	Europe ex-U.K.	1.5%	4.1%	0.0%	5.6%
	Japan	0.4%	3.2%	0.0%	3.6%
	Emerging Markets	0.6%	0.0%	0.0%	0.6%
	North America ex-U.S.	1.3%	0.0%	(10.6)%	(9.3)%
Equity	U.S. Large Cap	34.6%	0.0%	(26.8)%	7.8%
	Europe ex-U.K.	11.0%	9.1%	(12.9)%	7.2%
	Asia/Pacific ex-Japan	1.6%	3.9%	0.0%	5.5%
	Emerging Markets	1.9%	5.6%	(2.9)%	4.6%
	Japan	3.8%	0.1%	0.0%	3.9%
	United Kingdom	3.2%	0.3%	0.0%	3.5%
	North America ex-U.S.	2.4%	0.0%	(0.6)%	1.8%
	Developed - Middle East/Africa	0.1%	0.0%	0.0%	0.1%
	U.S. Small/Mid Cap	18.8%	0.0%	(20.6)%	(1.8)%
Cash	Cash & Cash Equivalents (d)				2.1%
	Other (e)				21.6%
Top ten holdings (c)
USD Interest Rate Swap, Receive 2.57% - JUN 2024	23.0%
USD Interest Rate Swap, Receive 2.54% - JUN 2027	13.9%
Long Gilt 10 yr Future - DEC 2022	5.7%
AEX 25 Index Future - NOV 2022	(5.1)%
USD Interest Rate Swap, Payer 2.53% - JUN 2032	(5.2)%
S&P MidCap 400 Index Future - DEC 2022	(8.5)%
Canadian Treasury Bond 10 yr Future - DEC 2022	(10.7)%
U.S. Treasury Note 10 yr Future - DEC 2022	(11.4)%
Russell 2000 Index Future - DEC 2022	(12.1)%
S&P 500 E-Mini Index Future - DEC 2022	(26.8)%

Portfolio Composition - continued
(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of October 31, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
MFS seeks to achieve a total rate of return for the MFS Global Alternative Strategy Fund (fund) that meets or exceeds the FTSE 1-Month U.S. Treasury Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle. There is no assurance that the fund will meet this target over the long term or for any year or period of years.
MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of US and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies, primarily using derivatives.
For the twelve months ended October 31, 2022, Class A shares of the fund provided a total return of -7.79%, at net asset value. This compares with a return of -4.85% for the fund’s benchmark, the Bloomberg 1-3 Year U.S. Treasury Bond Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for non-energy raw materials were supportive factors for the macroeconomic backdrop.

Management Review - continued
Factors Affecting Performance
During the reporting period, the fund’s allocation to equity securities detracted from absolute performance and outweighed positive impacts from the fund’s country selection in emerging markets, notably from its long exposure to the Turkish equity market.
The fund’s allocation to fixed income securities also weakened absolute performance.
Within the currency allocation of the fund, short exposures to both the euro and Australian dollar benefited the fund’s performance and more than offset the negative impact from the fund’s exposure to the Norwegian Krone.
Respectfully,
Portfolio Manager(s)
Benjamin Nastou, Natalie Shapiro, and Enrich Shigley
Note to Shareholders: Effective November 1, 2021, Erich Shigley was added as a Portfolio Manager of the fund.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 10/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	12/20/07	(7.79)%	2.01%	2.29%
B	12/20/07	(8.36)%	1.26%	1.53%
C	12/20/07	(8.41)%	1.26%	1.52%
I	12/20/07	(7.51)%	2.28%	2.55%
R1	12/20/07	(8.36)%	1.26%	1.53%
R2	12/20/07	(8.02)%	1.76%	2.02%
R3	12/20/07	(7.71)%	2.03%	2.28%
R4	12/20/07	(7.49)%	2.29%	2.50%
R6	12/20/07	(7.38)%	2.36%	2.63%
Comparative benchmark(s)
Bloomberg 1-3 Year U.S. Treasury Bond Index (f)	(4.85)%	0.53%	0.58%
FTSE 1-Month U.S. Treasury Bill Index (f)	0.84%	1.10%	0.64%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(13.09)%	0.81%	1.68%
B With CDSC (Declining over six years from 4% to 0%) (v)	(12.02)%	0.88%	1.53%
C With CDSC (1% for 12 months) (v)	(9.33)%	1.26%	1.52%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg 1-3 Year U.S. Treasury Bond Index(a) – measures the performance of public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.
FTSE 1-Month U.S. Treasury Bill Index(b) - a market capitalization-weighted index that is designed to measure the performance of public obligations of the U.S. Treasury with maturities of one month.

Performance Summary  - continued
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(b)	©2018 FTSE Fixed Income LLC. All rights reserved.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance information for periods prior to July 13, 2018 reflects periods when a subadvisor was responsible for managing the fund’s tactical asset allocation overlay under a different investment process.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2022 through October 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/22	Ending Account Value 10/31/22	Expenses Paid During Period (p) 5/01/22-10/31/22
A	Actual	1.30%	$1,000.00	$976.62	$6.48
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
B	Actual	2.05%	$1,000.00	$973.20	$10.20
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
C	Actual	2.05%	$1,000.00	$972.38	$10.19
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
I	Actual	1.05%	$1,000.00	$977.68	$5.23
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R1	Actual	2.05%	$1,000.00	$972.90	$10.19
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
R2	Actual	1.55%	$1,000.00	$975.46	$7.72
	Hypothetical (h)	1.55%	$1,000.00	$1,017.39	$7.88
R3	Actual	1.30%	$1,000.00	$976.66	$6.48
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R4	Actual	1.05%	$1,000.00	$977.74	$5.23
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R6	Actual	0.95%	$1,000.00	$978.67	$4.74
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
10/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 77.4%
Aerospace & Defense – 2.0%
AeroVironment, Inc. (a)	299	$27,358
CACI International, Inc., “A” (a)	366	111,275
General Dynamics Corp.	3,020	754,396
Honeywell International, Inc. (f)	1,853	378,049
Howmet Aerospace, Inc.	4,335	154,109
KBR, Inc.	2,862	142,442
Kratos Defense & Security Solutions, Inc. (a)	1,440	15,955
L3Harris Technologies, Inc.	381	93,905
Leidos Holdings, Inc.	616	62,579
MTU Aero Engines Holding AG	719	128,788
Northrop Grumman Corp.	954	523,756
Raytheon Technologies Corp.	518	49,117
Rolls-Royce Holdings PLC (a)	154,108	138,115
Singapore Technologies Engineering Ltd.	45,500	106,068
Textron, Inc.	4,806	328,923
Thales S.A.	212	26,953
		$3,041,788
Airlines – 0.1%
Alaska Air Group, Inc. (a)	544	$24,186
Delta Air Lines, Inc. (a)	924	31,351
JetBlue Airways Corp. (a)	4,674	37,579
Ryanair Holdings PLC, ADR (a)	506	34,859
		$127,975
Alcoholic Beverages – 1.0%
Carlsberg Group	290	$34,180
China Resources Beer Holdings Co. Ltd.	16,000	75,417
Constellation Brands, Inc., “A”	127	31,379
Diageo PLC	10,156	419,056
Kirin Holdings Co. Ltd.	3,400	50,001
Pernod Ricard S.A.	5,062	888,948
		$1,498,981
Apparel Manufacturers – 1.0%
Burberry Group PLC	1,217	$25,331
Canada Goose Holdings, Inc. (a)	955	15,624
Compagnie Financiere Richemont S.A.	2,641	258,311
LVMH Moet Hennessy Louis Vuitton SE	1,401	884,720
NIKE, Inc., “B”	1,475	136,703

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Apparel Manufacturers – continued
On Holding AG (a)	1,719	$30,237
PVH Corp.	1,069	54,861
Skechers USA, Inc., “A” (a)	5,378	185,165
		$1,590,952
Automotive – 1.3%
Allison Transmission Holdings, Inc.	3,516	$148,551
Aptiv PLC (a)	499	45,444
Bridgestone Corp.	1,400	50,484
Copart, Inc. (a)	1,228	141,244
Ford Motor Co.	24,959	333,702
General Motors Co.	5,360	210,380
Koito Manufacturing Co. Ltd.	3,600	51,181
Lear Corp.	269	37,313
LKQ Corp.	2,757	153,399
Methode Electronics, Inc.	2,859	117,877
Michelin (CGDE)	1,833	46,754
NGK Spark Plug Co. Ltd	4,600	83,836
Oshkosh Corp.	1,771	155,848
Stanley Electric Co. Ltd.	3,300	56,104
Stoneridge, Inc. (a)	856	17,865
Tesla, Inc. (a)	1,492	339,490
Visteon Corp. (a)	702	91,590
		$2,081,062
Biotechnology – 0.6%
Abcam PLC (a)	3,274	$50,462
Adaptive Biotechnologies Corp. (a)	1,308	10,176
AlloVir, Inc. (a)(l)	1,333	9,238
BioAtla, Inc. (a)	847	5,836
Biogen, Inc. (a)	1,225	347,214
BioXcel Therapeutics, Inc. (a)	727	9,153
Gilead Sciences, Inc.	2,997	235,145
Illumina, Inc. (a)	61	13,958
Immunocore Holdings PLC, ADR (a)	584	33,370
Lyell Immunopharma, Inc. (a)(l)	1,683	9,896
MaxCyte, Inc. (a)(l)	2,778	19,224
Moderna, Inc. (a)	592	88,995
Oxford Nanopore Technologies PLC (a)	4,764	14,341
Prelude Therapeutics, Inc. (a)(l)	820	5,486
Recursion Pharmaceuticals, Inc. (a)	1,085	11,447
Sana Biotechnology, Inc. (a)(l)	1,306	7,575

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Biotechnology – continued
Twist Bioscience Corp. (a)	497	$16,316
		$887,832
Broadcasting – 0.0%
Nippon Television Holdings, Inc.	4,000	$29,860
Warner Bros. Discovery, Inc. (a)	2,334	30,342
		$60,202
Brokerage & Asset Managers – 2.6%
ASX Ltd.	1,749	$75,580
Barclays PLC	39,251	66,511
BlackRock, Inc.	657	424,363
Cboe Global Markets, Inc.	344	42,828
Charles Schwab Corp.	3,145	250,562
Citigroup, Inc.	12,414	569,306
CME Group, Inc.	1,191	206,400
Computershare Ltd.	10,460	169,075
Deutsche Boerse AG	1,328	216,086
Euronext N.V.	1,344	85,404
Evercore Partners, Inc.	299	31,425
Focus Financial Partners, “A” (a)	2,653	92,298
GCM Grosvenor, Inc., “A”	5,692	47,073
Hamilton Lane, Inc., “A”	1,293	77,347
Hong Kong Exchanges & Clearing Ltd.	2,300	61,064
Invesco Ltd.	1,417	21,708
London Stock Exchange Group PLC	1,383	119,999
NASDAQ, Inc.	9,339	581,259
Omni Bridgeway Ltd. (a)	28,188	81,176
Raymond James Financial, Inc.	5,014	592,354
Schroders PLC	12,946	58,154
TMX Group Ltd.	1,022	98,258
TPG, Inc.	906	27,860
WisdomTree Investments, Inc.	14,171	76,949
		$4,073,039
Business Services – 3.7%
Accenture PLC, “A”	4,436	$1,259,380
Amdocs Ltd.	750	64,733
Bunzl PLC	1,188	38,706
Cognizant Technology Solutions Corp., “A”	424	26,394
CoStar Group, Inc. (a)	6,145	508,314
Dropbox, Inc. (a)	10,194	221,719
Equifax, Inc. (f)	2,600	440,804
ExlService Holdings, Inc. (a)	611	111,110

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
Experian PLC	4,618	$146,909
Fidelity National Information Services, Inc.	577	47,885
Fiserv, Inc. (a)	232	23,836
Global Payments, Inc.	393	44,904
GoDaddy, Inc. (a)	7,205	579,282
HireRight Holdings Corp. (a)	2,198	29,585
Intertek Group PLC	2,494	104,509
Keywords Studios PLC	2,260	62,462
Morningstar, Inc.	416	96,587
MSCI, Inc.	1,232	577,636
Nomura Research Institute Ltd.	5,000	110,787
Paya, Inc. (a)	7,766	62,439
Payoneer Global, Inc. (a)	5,984	46,376
Remitly Global, Inc. (a)	4,856	56,427
Secom Co. Ltd.	400	22,790
SGS S.A.	84	185,306
TaskUs, Inc., “A” (a)	3,863	77,994
Thoughtworks Holding, Inc. (a)	6,799	65,338
Verisk Analytics, Inc., “A”	2,209	403,871
WEX, Inc. (a)	1,433	235,213
WNS (Holdings) Ltd., ADR (a)	1,530	131,702
		$5,782,998
Cable TV – 0.5%
Cable One, Inc.	21	$18,048
Charter Communications, Inc., “A” (a)	1,046	384,531
Comcast Corp., “A”	10,360	328,826
		$731,405
Chemicals – 0.4%
Avient Corp.	1,382	$47,665
Eastman Chemical Co.	645	49,543
Element Solutions, Inc.	8,237	141,676
Givaudan S.A.	94	280,681
IMCD Group N.V.	597	77,465
Ingevity Corp. (a)	1,243	83,617
		$680,647
Computer Software – 5.8%
ACI Worldwide, Inc. (a)	1,634	$39,755
Adobe Systems, Inc. (a)(f)	1,071	341,114
Alkami Technology, Inc. (a)	3,980	63,083
ANSYS, Inc. (a)	949	209,881
Atlassian Corp. (a)	946	191,783

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
Autodesk, Inc. (a)	364	$78,005
Black Knight, Inc. (a)	2,610	157,827
Cadence Design Systems, Inc. (a)(f)(s)	5,881	890,325
Check Point Software Technologies Ltd. (a)	196	25,329
Computer Modelling Group Ltd.	32,672	129,503
CrowdStrike Holdings, Inc. (a)	897	144,596
Dassault Systemes SE	12,261	411,370
Definitive Healthcare Corp. (a)	1,698	26,794
DoubleVerify Holdings, Inc. (a)	1,556	45,482
Dun & Bradstreet Holdings, Inc.	1,724	22,153
Elastic N.V. (a)	191	12,215
EMIS Group PLC	7,735	164,814
Everbridge, Inc. (a)	1,226	38,411
Expensify, Inc., “A” (a)	1,762	23,065
Intuit, Inc.	678	289,845
Kinaxis, Inc. (a)	1,437	153,378
Microsoft Corp. (f)(s)	15,287	3,548,571
Naver Corp.	1,690	200,344
nCino, Inc. (a)	767	24,145
NetEase.com, Inc., ADR	828	46,053
NICE Systems Ltd., ADR (a)	692	131,404
OBIC Co. Ltd.	1,500	224,984
Open Lending Corp., “A” (a)	2,283	16,369
Palo Alto Networks, Inc. (a)	1,014	173,992
Paycor HCM, Inc. (a)	1,520	46,314
Paylocity Holding Corp. (a)	135	31,292
Procore Technologies, Inc. (a)	959	52,419
Sabre Corp. (a)	9,951	57,815
Salesforce, Inc. (a)	397	64,548
SAP SE	5,922	571,606
Synopsys, Inc. (a)	1,064	311,273
		$8,959,857
Computer Software - Systems – 3.3%
Alten S.A.	774	$90,488
Amadeus IT Group S.A. (a)	8,139	424,207
Apple, Inc. (f)	18,723	2,870,985
Cancom SE	1,672	41,375
Constellation Software, Inc.	87	125,798
Five9, Inc. (a)	737	44,412
Fujitsu Ltd.	600	69,101
Hitachi Ltd.	14,600	661,342
Nuvei Corp. (a)(l)	1,343	40,384

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – continued
Q2 Holdings, Inc. (a)	1,866	$57,921
Rapid7, Inc. (a)	1,302	58,942
Samsung Electronics Co. Ltd.	1,472	61,211
Seagate Technology Holdings PLC	428	21,254
ServiceNow, Inc. (a)	508	213,736
Softchoice Corp. (l)	2,803	35,944
Temenos AG	711	42,389
Venture Corp. Ltd.	8,000	90,174
Verint Systems, Inc. (a)	1,344	47,618
Zebra Technologies Corp., “A” (a)	164	46,448
		$5,043,729
Conglomerates – 0.1%
Ansell Ltd.	6,024	$108,594
Construction – 1.1%
AZEK Co., Inc. (a)	5,776	$101,138
Essex Property Trust, Inc., REIT	139	30,891
Fortune Brands Home & Security, Inc.	475	28,652
Masco Corp.	1,418	65,611
Mid-America Apartment Communities, Inc., REIT	166	26,137
Pool Corp.	225	68,452
Sherwin-Williams Co. (f)	2,324	522,970
Stanley Black & Decker, Inc.	428	33,594
Techtronic Industries Co. Ltd.	8,000	75,464
Toll Brothers, Inc. (f)	6,631	285,663
Trex Co., Inc. (a)	606	29,142
Vulcan Materials Co.	2,587	423,492
		$1,691,206
Consumer Products – 1.9%
Church & Dwight Co., Inc.	1,629	$120,758
Colgate-Palmolive Co. (f)	7,937	586,068
Estee Lauder Cos., Inc., “A”	759	152,172
International Flavors & Fragrances, Inc.	492	48,024
Kao Corp.	5,600	210,153
Kimberly-Clark Corp.	216	26,883
Kobayashi Pharmaceutical Co. Ltd.	8,800	467,534
L’Oréal S.A.	723	227,284
Newell Brands, Inc.	4,584	63,305
Prestige Consumer Healthcare, Inc. (a)	1,145	62,380
Reckitt Benckiser Group PLC	13,803	914,932
		$2,879,493

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – 0.9%
Airbnb, Inc., “A” (a)	964	$103,061
Asante, Inc.	8,200	88,253
Booking Holdings, Inc. (a)	377	704,794
Boyd Group Services, Inc.	398	56,635
Bright Horizons Family Solutions, Inc. (a)	2,989	195,241
Carsales.com Ltd.	2,070	26,794
European Wax Center, Inc., “A”	2,710	38,970
Grand Canyon Education, Inc. (a)	351	35,321
Meitec Corp.	7,600	128,238
Persol Holdings Co. Ltd.	1,700	33,975
Seek Ltd.	1,492	20,508
		$1,431,790
Containers – 0.3%
Ardagh Metal Packaging S.A. (l)	6,300	$27,972
Avery Dennison Corp.	203	34,419
Crown Holdings, Inc.	444	30,454
Graphic Packaging Holding Co.	5,114	117,417
Pactiv Evergreen, Inc.	2,153	23,489
Silgan Holdings, Inc.	1,407	66,636
Verallia	1,210	34,295
WestRock Co.	1,498	51,022
		$385,704
Electrical Equipment – 1.7%
AMETEK, Inc.	1,402	$181,783
Berry Global, Inc. (a)	2,054	97,195
Johnson Controls International PLC	2,094	121,117
Legrand S.A.	4,027	306,993
Littlefuse, Inc.	171	37,663
nVent Electric PLC	1,241	45,296
Rockwell Automation, Inc.	863	220,324
Schneider Electric SE	10,055	1,274,501
Sensata Technologies Holding PLC	3,217	129,355
TE Connectivity Ltd.	581	71,016
TriMas Corp.	1,856	42,410
Vertiv Holdings Co.	4,473	64,009
		$2,591,662
Electronics – 2.4%
Advanced Energy Industries, Inc.	772	$60,718
Analog Devices, Inc.	3,220	459,236
Applied Materials, Inc.	4,651	410,637
ASM International N.V.	601	133,517

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – continued
ASM Pacific Technology Ltd.	6,300	$34,551
ASML Holding N.V.	71	33,539
Cohu, Inc. (a)	1,853	61,001
Corning, Inc.	1,294	41,628
Flex Ltd. (a)	2,135	41,803
Intel Corp.	5,976	169,898
Kyocera Corp.	1,300	61,479
Lam Research Corp.	67	27,120
Marvell Technology, Inc.	1,366	54,203
Melexis N.V.	400	27,592
Micron Technology, Inc.	4,994	270,175
Monolithic Power Systems, Inc.	556	188,734
NVIDIA Corp. (f)	2,447	330,272
NXP Semiconductors N.V.	986	144,035
ON Semiconductor Corp. (a)	771	47,362
Plexus Corp. (a)	496	48,806
Taiwan Semiconductor Manufacturing Co. Ltd.	3,654	43,973
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9,143	562,752
Texas Instruments, Inc. (f)	3,047	489,440
		$3,742,471
Energy - Independent – 1.6%
CNX Resources Corp. (a)	3,212	$53,994
ConocoPhillips	790	99,611
Coterra Energy, Inc.	1,445	44,983
Devon Energy Corp.	1,047	80,985
Diamondback Energy, Inc.	1,442	226,553
Hess Corp.	1,761	248,442
Magnolia Oil & Gas Corp., “A”	5,125	131,610
Matador Resources Co.	466	30,966
Phillips 66	1,641	171,140
Pioneer Natural Resources Co.	1,742	446,666
Reliance Industries Ltd.	11,846	364,864
Valero Energy Corp.	3,498	439,174
Viper Energy Partners LP	1,741	58,062
Woodside Energy Group Ltd.	3,345	77,493
		$2,474,543
Energy - Integrated – 0.9%
Eni S.p.A.	6,384	$83,619
Exxon Mobil Corp. (f)	2,445	270,930
Galp Energia SGPS S.A., “B”	8,670	88,038
Idemitsu Kosan Co. Ltd.	2,500	54,642
Shell PLC	9,225	254,325

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – continued
TotalEnergies SE	12,472	$679,133
		$1,430,687
Energy - Renewables – 0.2%
AES Corp.	2,530	$66,185
Enphase Energy, Inc. (a)	460	141,220
Generac Holdings, Inc. (a)	32	3,709
Orsted A/S	341	28,124
		$239,238
Engineering - Construction – 0.0%
Quanta Services, Inc.	280	$39,771
Entertainment – 0.1%
Live Nation Entertainment, Inc. (a)	577	$45,935
Manchester United PLC, “A”	6,020	78,621
SeaWorld Entertainment, Inc. (a)	938	54,554
Vivid Seats, Inc., “A” (a)(l)	5,566	45,641
		$224,751
Food & Beverages – 2.6%
Archer Daniels Midland Co.	3,888	$377,058
Britvic PLC	8,847	73,810
Chocoladefabriken Lindt & Sprungli AG	42	402,656
Coca-Cola Europacific Partners PLC	747	35,146
Danone S.A.	1,048	52,137
Duckhorn Portfolio, Inc. (a)	3,413	49,898
Hostess Brands, Inc. (a)	2,072	54,867
Ingredion, Inc.	513	45,719
J.M. Smucker Co.	306	46,102
Kellogg Co.	570	43,787
Kerry Group PLC	370	32,177
Mondelez International, Inc.	570	35,044
Morinaga & Co. Ltd.	4,600	115,081
Nestle S.A.	14,179	1,543,994
Nestle S.A., ADR	1,658	180,241
Nomad Foods Ltd. (a)	3,584	55,194
Oatly Group AB, ADR (a)	6,760	14,872
PepsiCo, Inc.	340	61,737
S Foods, Inc.	4,600	84,300
Toyo Suisan Kaisha Ltd.	7,900	296,459
Tyson Foods, Inc., “A”	6,871	469,633
		$4,069,912

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Drug Stores – 0.3%
Albertsons Cos., Inc., “A”	1,879	$38,538
JM Holdings Co. Ltd.	8,900	101,357
Kroger Co.	3,184	150,571
Ocado Group PLC (a)	1,522	8,245
Patlac Corp.	2,600	73,790
Sugi Holdings Co. Ltd.	400	16,060
Sundrug Co. Ltd.	4,600	107,038
		$495,599
Forest & Paper Products – 0.1%
Suzano Papel e Celulose S.A., ADR	10,393	$106,944
Furniture & Appliances – 0.0%
Howden Joinery Group PLC	8,956	$52,791
IMAX Corp. (a)	686	8,733
		$61,524
Gaming & Lodging – 0.8%
Aristocrat Leisure Ltd.	2,241	$52,883
Flutter Entertainment PLC (a)	3,903	518,316
Genius Sports Ltd. (a)	6,125	31,483
Hyatt Hotels Corp. (a)	1,276	120,212
International Game Technology PLC	5,980	119,899
Marriott International, Inc., “A”	2,020	323,422
Penn Entertainment, Inc. (a)	2,274	75,269
Whitbread PLC	1,142	33,684
		$1,275,168
General Merchandise – 0.3%
Dollar General Corp.	118	$30,096
Dollar Tree, Inc. (a)	550	87,175
Dollarama, Inc.	3,199	190,083
Five Below, Inc. (a)	798	116,787
Ollie's Bargain Outlet Holdings, Inc. (a)	1,301	72,856
		$496,997
Health Maintenance Organizations – 0.8%
Cigna Corp.	2,604	$841,248
Elevance Health, Inc.	59	32,260
Humana, Inc.	55	30,694
Molina Healthcare, Inc. (a)	245	87,921
UnitedHealth Group, Inc.	535	297,005
		$1,289,128

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 4.0%
AIA Group Ltd.	78,800	$595,074
American International Group, Inc.	10,249	584,193
Ameriprise Financial, Inc.	853	263,679
Aon PLC	2,905	817,728
Arthur J. Gallagher & Co.	1,903	356,013
Assurant, Inc.	372	50,540
Beazley PLC	41,329	295,989
Chubb Ltd.	201	43,193
Cincinnati Financial Corp.	290	29,963
CNO Financial Group, Inc.	2,164	47,738
Equitable Holdings, Inc.	16,973	519,713
Everest Re Group Ltd.	1,334	430,428
Hanover Insurance Group, Inc.	492	72,073
Hartford Financial Services Group, Inc.	1,249	90,440
Hiscox Ltd.	3,210	33,102
Marsh & McLennan Cos., Inc.	2,477	400,011
MetLife, Inc. (f)	7,333	536,849
Progressive Corp.	3,951	507,308
Reinsurance Group of America, Inc.	471	69,317
Selective Insurance Group, Inc.	635	62,281
Steadfast Group Ltd.	19,738	63,721
Voya Financial, Inc.	627	42,862
Willis Towers Watson PLC	616	134,417
Zurich Insurance Group AG	234	99,853
		$6,146,485
Internet – 2.7%
Alphabet, Inc., “A” (a)(s)	16,763	$1,584,271
Alphabet, Inc., “C” (a)	13,939	1,319,466
Gartner, Inc. (a)	2,183	659,091
MakeMyTrip Ltd. (a)	1,141	31,754
Match Group, Inc. (a)	2,272	98,150
Meta Platforms, Inc., “A” (a)(f)	2,641	246,036
Tencent Holdings Ltd.	10,600	277,638
		$4,216,406
Leisure & Toys – 0.8%
Brunswick Corp.	3,625	$256,179
Corsair Gaming, Inc. (a)(l)	1,471	20,300
Electronic Arts, Inc.	1,530	192,719
Funko, Inc., “A” (a)	1,559	32,193
Mattel, Inc. (a)	6,729	127,582
Polaris, Inc.	2,706	274,929
Take-Two Interactive Software, Inc. (a)	1,033	122,390

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – continued
VTech Holdings Ltd.	21,700	$115,416
Yamaha Corp.	800	30,236
		$1,171,944
Machinery & Tools – 2.9%
AGCO Corp. (f)	4,846	$601,728
Azbil Corp.	2,800	76,169
BELIMO Holding AG	423	172,351
Cummins, Inc.	706	172,624
Daikin Industries Ltd.	700	105,380
Eaton Corp. PLC	498	74,735
ESAB Corp.	884	32,973
Flowserve Corp.	2,037	58,421
GEA Group AG	14,179	496,039
Hydrofarm Holdings Group, Inc. (a)	2,518	6,497
IDEX Corp.	736	163,620
Illinois Tool Works, Inc.	1,558	332,680
Ingersoll Rand, Inc.	1,156	58,378
ITT, Inc.	776	59,279
Kubota Corp.	5,400	75,410
Nordson Corp.	881	198,225
PACCAR, Inc.	807	78,142
Regal Rexnord Corp.	915	115,784
Ritchie Bros. Auctioneers, Inc.	1,032	67,421
Ritchie Bros. Auctioneers, Inc.	6,890	450,112
Roper Technologies, Inc.	19	7,876
Schindler Holding AG	966	157,487
SIG Combibloc Group AG	7,753	148,967
SMC Corp.	200	80,508
Spirax-Sarco Engineering PLC	4,140	510,383
Timken Co.	829	59,099
Toyota Industries Corp.	1,200	61,818
Wabtec Corp.	1,012	94,399
Weir Group PLC	2,361	41,223
		$4,557,728
Major Banks – 1.9%
Bank of America Corp.	6,406	$230,872
BNP Paribas	2,389	112,132
Capital One Financial Corp.	1,173	124,361
Comerica, Inc.	2,555	180,128
DBS Group Holdings Ltd.	11,000	265,753
JPMorgan Chase & Co.	6,651	837,228
KeyCorp	2,452	43,817

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – continued
Mitsubishi UFJ Financial Group, Inc.	7,800	$36,977
Morgan Stanley	5,801	476,668
NatWest Group PLC	40,529	109,132
PNC Financial Services Group, Inc.	232	37,545
Resona Holdings, Inc.	74,900	281,930
State Street Corp.	463	34,262
UBS AG	7,525	119,411
		$2,890,216
Medical & Health Technology & Services – 1.7%
AmerisourceBergen Corp.	415	$65,246
Certara, Inc. (a)	4,134	50,559
CVS Health Corp. (f)	4,598	435,431
Guardant Health, Inc. (a)	330	16,335
HealthEquity, Inc. (a)	617	48,071
Henry Schein, Inc. (a)	1,189	81,399
ICON PLC (a)	2,556	505,679
Laboratory Corp. of America Holdings	204	45,259
McKesson Corp.	2,860	1,113,598
Premier, Inc., “A”	1,388	48,413
Syneos Health, Inc. (a)	2,912	146,707
Universal Health Services, Inc.	381	44,146
		$2,600,843
Medical Equipment – 3.1%
Agilent Technologies, Inc.	1,461	$202,129
Agiliti Health, Inc. (a)	1,625	28,389
Becton, Dickinson and Co.	145	34,216
Boston Scientific Corp. (a)(f)	8,401	362,167
Bruker BioSciences Corp.	1,028	63,572
ConvaTec Group PLC	18,483	46,208
Danaher Corp. (f)	1,620	407,705
Dentsply Sirona, Inc.	1,090	33,594
Envista Holdings Corp. (a)	6,995	230,905
EssilorLuxottica	3,421	542,112
Gerresheimer AG	2,324	133,208
Hogy Medical Co. Ltd.	4,600	101,666
Hologic, Inc. (a)	426	28,883
Maravai Lifesciences Holdings, Inc., “A” (a)	4,710	78,186
Medtronic PLC	554	48,386
Mettler-Toledo International, Inc. (a)	67	84,750
Nihon Kohden Corp.	3,000	67,285
OptiNose, Inc. (a)	3,225	11,255
Outset Medical, Inc. (a)	1,025	15,929

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
PerkinElmer, Inc.	1,714	$228,956
PROCEPT BioRobotics Corp. (a)	480	21,806
QIAGEN N.V. (a)	9,322	402,585
Quidel Corp. (a)	441	39,611
Shimadzu Corp.	9,700	254,618
Silk Road Medical, Inc. (a)	562	24,773
Smith & Nephew PLC	6,828	80,653
STERIS PLC	1,222	210,893
Terumo Corp.	1,800	54,764
Thermo Fisher Scientific, Inc.	1,396	717,502
Waters Corp. (a)	468	140,012
Zimmer Biomet Holdings, Inc.	409	46,360
		$4,743,078
Metals & Mining – 0.3%
Arconic Corp. (a)	1,705	$35,396
Glencore PLC	67,392	386,039
Kaiser Aluminum Corp.	267	21,571
		$443,006
Natural Gas - Distribution – 0.3%
Atmos Energy Corp.	231	$24,613
China Resources Gas Group Ltd.	8,600	22,021
DCC PLC	2,134	118,448
Italgas S.p.A.	23,365	120,417
New Jersey Resources Corp.	1,055	47,095
ONE Gas, Inc.	655	50,750
		$383,344
Natural Gas - Pipeline – 0.9%
APA Group	4,803	$32,206
Cheniere Energy, Inc.	4,715	831,773
Enterprise Products Partners LP	455	11,489
Plains GP Holdings LP	7,144	89,586
Targa Resources Corp.	7,241	495,067
		$1,460,121
Network & Telecom – 0.5%
Equinix, Inc., REIT	49	$27,756
Fortinet, Inc. (a)	8,614	492,376
Motorola Solutions, Inc.	199	49,692
Qualcomm, Inc.	1,797	211,435
		$781,259

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Oil Services – 0.3%
Cactus, Inc., “A”	1,394	$72,098
ChampionX Corp.	6,793	194,416
Expro Group Holdings N.V. (a)	2,876	54,443
Halliburton Co.	1,058	38,532
Helmerich & Payne	816	40,400
		$399,889
Other Banks & Diversified Financials – 3.1%
Air Lease Corp.	1,531	$54,029
American Express Co. (f)	2,329	345,740
Bank of Hawaii Corp.	732	55,595
Brookline Bancorp, Inc.	3,788	52,085
Cathay General Bancorp, Inc.	1,700	77,520
Chiba Bank Ltd.	66,100	361,406
Credicorp Ltd.	1,639	239,884
Discover Financial Services	289	30,189
East West Bancorp, Inc.	1,309	93,685
Element Fleet Management Corp.	4,747	63,242
First Hawaiian, Inc.	1,887	48,269
First Interstate BancSystem, Inc.	2,770	126,340
Hanmi Financial Corp.	1,795	48,070
HDFC Bank Ltd.	3,935	71,149
HDFC Bank Ltd., ADR	7,017	437,229
Julius Baer Group Ltd.	1,320	63,235
Macquarie Group Ltd.	687	74,061
Metropolitan Bank & Trust Co.	107,817	96,189
Moody's Corp.	84	22,249
Northern Trust Corp.	709	59,804
Pacific Premier Bancorp, Inc.	2,239	81,522
Prosperity Bancshares, Inc.	2,251	161,104
Sandy Spring Bancorp, Inc.	867	30,726
Signature Bank	220	34,877
SLM Corp.	24,769	410,918
SVB Financial Group (a)	175	40,418
Texas Capital Bancshares, Inc. (a)	638	38,280
Textainer Group Holdings Ltd.	1,093	32,703
Truist Financial Corp.	1,037	46,447
UMB Financial Corp.	708	58,920
Umpqua Holdings Corp.	9,250	183,890
United Community Bank, Inc.	1,035	39,848
Visa, Inc., “A” (f)	4,469	925,798
Wintrust Financial Corp.	343	32,112

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Zions Bancorp NA	5,642	$293,046
		$4,830,579
Pharmaceuticals – 4.2%
Annexon, Inc. (a)	1,264	$6,042
Ascendis Pharma, ADR (a)	569	65,435
Bayer AG	5,839	307,100
Bristol-Myers Squibb Co. (f)	4,222	327,078
Collegium Pharmaceutical, Inc. (a)	1,328	23,824
Eli Lilly & Co.	185	66,987
Harmony Biosciences Holdings (a)	623	32,396
Incyte Corp. (a)	2,582	191,946
Johnson & Johnson (f)(s)	5,577	970,231
Kyowa Kirin Co. Ltd.	4,200	99,001
Merck & Co., Inc. (f)	10,734	1,086,281
Merck KGaA	494	80,552
Neurocrine Biosciences, Inc. (a)	261	30,046
Novartis AG	2,661	214,985
Novo Nordisk A.S., “B”	2,084	226,564
Organon & Co.	1,982	51,889
Pfizer, Inc.	3,196	148,774
Regeneron Pharmaceuticals, Inc. (a)	189	141,514
Roche Holding AG	3,279	1,088,961
Sanofi	716	61,794
Santen Pharmaceutical Co. Ltd.	15,500	106,117
SpringWorks Therapeutics, Inc. (a)	689	16,543
Suzuken Co. Ltd./Aichi Japan	4,000	89,041
Vertex Pharmaceuticals, Inc. (a)	2,737	853,944
Zoetis, Inc.	1,540	232,201
		$6,519,246
Pollution Control – 0.2%
GFL Environmental, Inc.	4,332	$116,921
Republic Services, Inc.	322	42,703
Waste Connections, Inc.	822	108,430
		$268,054
Precious Metals & Minerals – 0.8%
Agnico Eagle Mines Ltd.	8,959	$394,108
Agnico Eagle Mines Ltd.	1,761	77,414
Franco-Nevada Corp.	4,731	584,555
Wheaton Precious Metals Corp.	6,081	198,943
		$1,255,020

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Printing & Publishing – 0.1%
Wolters Kluwer N.V.	2,067	$219,694
Railroad & Shipping – 0.8%
Canadian National Railway Co.	4,525	$535,941
Canadian Pacific Railway Ltd.	3,278	244,178
CSX Corp.	7,775	225,942
Sankyu, Inc.	2,400	71,744
Union Pacific Corp.	1,038	204,631
		$1,282,436
Real Estate – 1.5%
Boston Properties, Inc., REIT	195	$14,177
Brixmor Property Group, Inc., REIT	3,494	74,457
Broadstone Net Lease, Inc., REIT	3,120	53,477
Capland Ascendas, REIT	45,102	83,475
Cushman & Wakefield PLC (a)	1,738	20,074
Douglas Emmett, Inc., REIT	743	13,069
Empire State Realty Trust, REIT, “A”	4,951	36,489
ESR Group Ltd.	56,200	95,938
Extra Space Storage, Inc., REIT	2,295	407,225
Grand City Properties S.A.	3,169	30,848
Host Hotels & Resorts, Inc., REIT	28,296	534,228
Jones Lang LaSalle, Inc. (a)	262	41,682
LEG Immobilien SE	1,001	65,408
Life Storage, Inc., REIT	674	74,551
LXP Industrial Trust, REIT	3,931	38,052
Mapletree Commercial Trust, REIT	48,000	53,914
National Storage Affiliates Trust, REIT	957	40,826
Phillips Edison & Co., REIT	1,952	58,833
Public Storage, Inc., REIT	426	131,953
Spirit Realty Capital, Inc., REIT	729	28,307
STAG Industrial, Inc., REIT	2,801	88,484
STORE Capital Corp., REIT	575	18,285
Sun Communities, Inc., REIT	333	44,905
TAG Immobilien AG	22,518	141,198
Two Harbors Investment Corp., REIT	8,529	30,363
VICI Properties, Inc., REIT	2,147	68,747
W.P. Carey, Inc., REIT	568	43,338
		$2,332,303
Restaurants – 0.3%
Aramark	1,299	$47,413
Chipotle Mexican Grill, Inc., “A” (a)	54	80,910
Jack in the Box, Inc.	540	47,644

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Restaurants – continued
Performance Food Group Co. (a)	590	$30,704
Sodexo (a)	1,255	111,300
Starbucks Corp.	429	37,147
Wendy's Co.	3,497	72,668
Yum China Holdings, Inc.	1,366	56,484
		$484,270
Specialty Chemicals – 2.1%
Air Products & Chemicals, Inc.	101	$25,290
Akzo Nobel N.V.	619	38,196
Ashland, Inc.	506	53,090
Axalta Coating Systems Ltd. (a)	7,451	173,757
Celanese Corp.	339	32,585
Chemours Co.	11,664	333,940
Corteva, Inc.	2,408	157,339
Croda International PLC	2,473	191,716
Diversey Holdings Ltd. (a)	8,706	47,012
DuPont de Nemours, Inc.	1,509	86,315
Kansai Paint Co. Ltd.	6,700	87,414
Linde PLC	3,409	1,019,611
Nitto Denko Corp.	1,200	63,190
Novozymes A/S	5,338	280,351
Quaker Chemical Corp.	170	27,649
Sika AG	2,141	482,786
Symrise AG	803	82,015
Univar Solutions, Inc. (a)	3,746	95,448
		$3,277,704
Specialty Stores – 2.8%
ACV Auctions, Inc. (a)	6,362	$58,021
Amazon.com, Inc. (a)(f)(s)	14,874	1,523,693
AutoZone, Inc. (a)	233	590,161
Builders FirstSource, Inc. (a)	342	21,088
Costco Wholesale Corp. (f)	960	481,440
Home Depot, Inc.	224	66,333
Leslie's, Inc. (a)(l)	4,121	57,859
Lowe's Cos., Inc.	1,553	302,757
Lululemon Athletica, Inc. (a)	743	244,477
Monro Muffler Brake, Inc.	689	32,900
O'Reilly Automotive, Inc. (a)	446	373,378
Petco Health & Wellness Co., Inc. (a)	4,297	45,247
Ross Stores, Inc.	733	70,141
Ryohin Keikaku Co. Ltd.	4,600	43,341
Target Corp.	309	50,753

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – continued
Ulta Beauty, Inc. (a)	364	$152,651
Urban Outfitters, Inc. (a)	3,799	90,644
ZOZO, Inc.	4,100	86,970
Zumiez, Inc. (a)	1,487	33,353
		$4,325,207
Telecommunications - Wireless – 0.5%
Advanced Info Service Public Co. Ltd.	8,400	$42,154
American Tower Corp., REIT	606	125,557
Cellnex Telecom S.A.	4,239	138,662
KDDI Corp.	2,600	76,849
Liberty Broadband Corp. (a)	423	35,714
SBA Communications Corp., REIT	853	230,225
SoftBank Group Corp.	900	38,737
T-Mobile US, Inc. (a)	154	23,340
		$711,238
Telephone Services – 0.4%
AT&T, Inc.	13,480	$245,740
Hellenic Telecommunications Organization S.A.	2,303	36,187
Infrastrutture Wireless Italiane S.p.A.	13,456	118,777
Lumen Technologies, Inc.	20,725	152,536
NOS, SGPS S.A.	7,752	30,368
		$583,608
Tobacco – 0.7%
Altria Group, Inc.	3,923	$181,517
British American Tobacco PLC	3,456	136,081
Philip Morris International, Inc. (f)	5,348	491,214
Swedish Match AB	27,730	285,307
		$1,094,119
Trucking – 0.3%
CryoPort, Inc. (a)	1,469	$40,779
Knight-Swift Transportation Holdings, Inc.	1,959	94,091
Saia, Inc. (a)	154	30,624
Schneider National, Inc.	1,545	34,361
Seino Holdings Co. Ltd.	11,700	89,788
SG Holdings Co. Ltd.	5,000	66,172
XPO Logistics, Inc. (a)	1,493	77,248
Yamato Holdings Co. Ltd.	3,500	51,795
		$484,858

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 1.8%
American Electric Power Co., Inc.	232	$20,398
Black Hills Corp.	939	61,383
CenterPoint Energy, Inc.	1,720	49,209
CLP Holdings Ltd.	4,000	26,855
CMS Energy Corp.	857	48,892
Dominion Energy, Inc. (f)	5,601	391,902
Duke Energy Corp. (f)	4,210	392,288
E.ON SE	4,458	37,342
Edison International	554	33,262
Eversource Energy	562	42,869
Exelon Corp.	7,564	291,895
Iberdrola S.A.	8,909	90,464
NextEra Energy, Inc.	482	37,355
PG&E Corp. (a)	7,600	113,468
Pinnacle West Capital Corp.	657	44,157
Portland General Electric Co.	1,245	55,950
Public Service Enterprise Group, Inc.	979	54,893
Sempra Energy	345	52,074
Southern Co.	5,638	369,176
Vistra Corp.	26,288	603,835
		$2,817,667
Total Common Stocks (Identified Cost, $97,162,243)		$119,875,971
Bonds – 19.2%
Aerospace & Defense – 0.3%
Boeing Co., 5.15%, 5/01/2030	$194,000	$179,253
Boeing Co., 5.805%, 5/01/2050	88,000	75,685
General Dynamics Corp., 3.625%, 4/01/2030	96,000	87,248
Raytheon Technologies Corp., 1.9%, 9/01/2031	50,000	37,897
Raytheon Technologies Corp., 2.375%, 3/15/2032	78,000	60,853
Raytheon Technologies Corp., 3.03%, 3/15/2052	134,000	85,421
		$526,357
Apparel Manufacturers – 0.1%
Tapestry, Inc., 4.125%, 7/15/2027	$52,000	$47,041
Tapestry, Inc., 3.05%, 3/15/2032	168,000	123,604
		$170,645

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – 0.5%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.031%, 11/15/2054 (i)	$993,836	$59,272
ACREC 2021-FL1 Ltd., “A”, FLR, 4.593% (LIBOR - 1mo. + 1.15%), 10/16/2036 (n)	114,000	108,480
BDS 2021-FL7 Ltd., “B”, FLR, 4.943% (LIBOR - 1mo. + 1.5%), 6/16/2036 (n)	100,000	93,143
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.267%, 7/15/2054 (i)	1,219,337	86,823
KREF 2018-FT1 Ltd., “A”, FLR, 4.482% (LIBOR - 1mo. + 1.1%), 2/15/2039 (n)	100,000	96,630
KREF 2018-FT1 Ltd., “AS”, FLR, 4.712% (LIBOR - 1mo. + 1.3%), 2/15/2039 (n)	100,000	92,594
PFP III 2021-8 Ltd., “A”, FLR, 4.412% (LIBOR - 1mo. + 1%), 8/09/2037 (n)	86,169	82,558
PFP III 2021-8 Ltd., “AS”, FLR, 4.662% (LIBOR - 1mo. + 1.25%), 8/09/2037 (n)	104,000	97,430
		$716,930
Automotive – 0.2%
Hyundai Capital America, 6.375%, 4/08/2030 (n)	$255,000	$248,491
Broadcasting – 0.5%
Discovery Communications LLC, 3.625%, 5/15/2030	$150,000	$121,091
Discovery Communications LLC, 4%, 9/15/2055	119,000	67,899
Magallanes, Inc., 4.279%, 3/15/2032 (n)	185,000	149,433
Magallanes, Inc., 5.391%, 3/15/2062 (n)	97,000	67,662
Walt Disney Co., 3.35%, 3/24/2025	80,000	76,944
Walt Disney Co., 3.5%, 5/13/2040	237,000	180,991
Walt Disney Co., 3.8%, 5/13/2060	150,000	106,917
		$770,937
Brokerage & Asset Managers – 0.3%
Brookfield Finance, Inc., 2.34%, 1/30/2032	$192,000	$140,080
Charles Schwab Corp., 1.95%, 12/01/2031	117,000	87,464
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	105,000	76,013
Intercontinental Exchange, Inc., 3%, 9/15/2060	231,000	133,525
		$437,082
Building – 0.2%
Fortune Brands Home & Security, Inc., 4%, 3/25/2032	$232,000	$189,963
Vulcan Materials Co., 3.5%, 6/01/2030	44,000	37,397
Vulcan Materials Co., 4.5%, 6/15/2047	50,000	38,838
		$266,198

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Business Services – 0.5%
Equifax, Inc., 2.35%, 9/15/2031	$66,000	$48,816
Equinix, Inc., 2.5%, 5/15/2031	308,000	234,537
Fiserv, Inc., 4.4%, 7/01/2049	75,000	56,390
Mastercard, Inc., 3.85%, 3/26/2050	143,000	112,187
Visa, Inc., 2.05%, 4/15/2030	277,000	228,232
Visa, Inc., 2.7%, 4/15/2040	88,000	62,452
Visa, Inc., 2%, 8/15/2050	107,000	59,392
		$802,006
Cable TV – 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$78,000	$71,242
Comcast Corp., 1.5%, 2/15/2031	164,000	122,589
Comcast Corp., 3.75%, 4/01/2040	123,000	94,728
		$288,559
Chemicals – 0.0%
RPM International, Inc., 4.55%, 3/01/2029	$65,000	$58,802
RPM International, Inc., 4.25%, 1/15/2048	12,000	8,532
		$67,334
Computer Software – 0.2%
Cisco Systems, Inc., 5.5%, 1/15/2040	$53,000	$51,802
Microsoft Corp., 3.45%, 8/08/2036	86,000	73,691
Microsoft Corp., 2.525%, 6/01/2050	313,000	196,353
		$321,846
Computer Software - Systems – 0.4%
Apple, Inc., 2.05%, 9/11/2026	$356,000	$321,870
Apple, Inc., 1.7%, 8/05/2031	288,000	223,351
Apple, Inc., 2.65%, 5/11/2050	196,000	122,653
		$667,874
Conglomerates – 0.2%
Otis Worldwide Corp., 2.565%, 2/15/2030	$143,000	$116,562
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	212,000	197,199
		$313,761
Consumer Products – 0.1%
Hasbro, Inc., 3.9%, 11/19/2029	$143,000	$123,358
Mattel, Inc., 3.75%, 4/01/2029 (n)	96,000	82,843
		$206,201

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – 0.1%
Booking Holdings, Inc., 3.55%, 3/15/2028	$84,000	$76,172
Booking Holdings, Inc., 4.625%, 4/13/2030	97,000	91,274
		$167,446
Electrical Equipment – 0.1%
Arrow Electronics, Inc., 3.875%, 1/12/2028	$104,000	$92,518
Electronics – 0.3%
Broadcom, Inc., 3.187%, 11/15/2036 (n)	$114,000	$77,755
Lam Research Corp., 1.9%, 6/15/2030	32,000	25,109
Lam Research Corp., 4.875%, 3/15/2049	59,000	52,016
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.4%, 5/01/2030	81,000	67,231
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.125%, 2/15/2042	97,000	60,891
Qualcomm, Inc., 3.25%, 5/20/2027	63,000	58,531
TSMC Arizona Corp., 3.125%, 10/25/2041	200,000	138,052
		$479,585
Emerging Market Quasi-Sovereign – 0.2%
Korea Hydro & Nuclear Power Co. Ltd., 4.25%, 7/27/2027 (n)	$200,000	$187,748
Qatar Petroleum, 3.125%, 7/12/2041 (n)	200,000	141,760
		$329,508
Emerging Market Sovereign – 0.1%
United Mexican States, 4.28%, 8/14/2041	$200,000	$144,718
Energy - Independent – 0.2%
EQT Corp., 3.625%, 5/15/2031 (n)	$61,000	$50,745
Hess Corp., 5.8%, 4/01/2047	150,000	136,010
Pioneer Natural Resources Co., 1.9%, 8/15/2030	102,000	78,374
		$265,129
Energy - Integrated – 0.3%
BP Capital Markets America, Inc., 1.749%, 8/10/2030	$84,000	$65,051
BP Capital Markets America, Inc., 3.001%, 3/17/2052	39,000	24,155
Cenovus Energy, Inc., 2.65%, 1/15/2032	198,000	152,718
Cenovus Energy, Inc., 6.75%, 11/15/2039	11,000	10,821
Cenovus Energy, Inc., 3.75%, 2/15/2052	25,000	16,657
Eni S.p.A., 4.75%, 9/12/2028 (n)	200,000	185,927
		$455,329

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	$150,000	$130,437
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	150,000	112,583
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041	150,000	99,699
Air Lease Corp., 2.875%, 1/15/2032	258,000	192,704
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	100,000	87,413
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	94,000	82,634
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	180,000	137,595
		$843,065
Food & Beverages – 0.5%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	$150,000	$141,266
Bacardi Ltd., 5.15%, 5/15/2038 (n)	114,000	95,547
Constellation Brands, Inc., 2.25%, 8/01/2031	99,000	75,808
Constellation Brands, Inc., 4.1%, 2/15/2048	269,000	198,456
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029 (n)	119,000	96,409
Kraft Heinz Foods Co., 4.875%, 10/01/2049	90,000	74,981
Kraft Heinz Foods Co., 5.5%, 6/01/2050	86,000	78,766
SYSCO Corp., 2.45%, 12/14/2031	52,000	40,571
SYSCO Corp., 4.45%, 3/15/2048	52,000	40,433
		$842,237
Gaming & Lodging – 0.3%
Marriott International, Inc., 2.85%, 4/15/2031	$157,000	$122,156
Marriott International, Inc., 3.5%, 10/15/2032	128,000	102,232
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/01/2026 (n)	29,000	26,415
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/2030 (n)	59,000	48,737
VICI Properties LP, REIT, 4.75%, 2/15/2028	145,000	132,136
		$431,676
Industrial – 0.1%
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050	$234,000	$135,578
Insurance – 0.1%
Corebridge Financial, Inc., 3.9%, 4/05/2032 (n)	$115,000	$96,117
Corebridge Financial, Inc., 4.35%, 4/05/2042 (n)	39,000	29,235
		$125,352

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance - Health – 0.4%
Humana, Inc., 2.15%, 2/03/2032	$205,000	$154,210
Humana, Inc., 4.95%, 10/01/2044	100,000	85,463
UnitedHealth Group, Inc., 5.3%, 2/15/2030	90,000	89,985
UnitedHealth Group, Inc., 2.3%, 5/15/2031	57,000	45,682
UnitedHealth Group, Inc., 4.625%, 7/15/2035	129,000	118,461
UnitedHealth Group, Inc., 3.25%, 5/15/2051	103,000	69,908
UnitedHealth Group, Inc., 5.875%, 2/15/2053	95,000	96,957
		$660,666
Insurance - Property & Casualty – 0.3%
Aon Corp./Aon Global Holdings PLC, 2.05%, 8/23/2031	$255,000	$190,160
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032 (n)	226,000	204,650
		$394,810
International Market Quasi-Sovereign – 0.1%
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)	$200,000	$151,112
International Market Sovereign – 0.1%
Government of Bermuda, 5%, 7/15/2032 (n)	$200,000	$185,307
Machinery & Tools – 0.2%
CNH Industrial Capital LLC, 3.85%, 11/15/2027	$332,000	$300,558
Major Banks – 4.4%
Australia and New Zealand Banking Group Ltd., 2.57% to 11/25/2030, FLR (CMT - 5yr. + 1.7%) to 11/25/2035 (n)	$108,000	$75,216
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	258,000	227,752
Bank of America Corp., 2.496% to 2/13/2030, FLR (LIBOR - 3mo. + 0.99%) to 2/13/2031	102,000	80,138
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032	274,000	211,762
Bank of America Corp., 3.311% to 4/22/2041, FLR (SOFR - 1 day + 1.58%) to 4/22/2042	198,000	137,011
Bank of New York Mellon Corp., 5.802% to 10/25/2027, FLR (SOFR - 1 day + 1.802%) to 10/25/2028	121,000	121,788
Bank of New York Mellon Corp., 5.834% to 10/25/2032, FLR (SOFR - 1 day + 2.074%) to 10/25/2033	156,000	156,224
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	200,000	141,611
Commonwealth Bank of Australia, 3.61% to 9/12/2029, FLR (CMT - 1yr. + 2.05%) to 9/12/2034 (n)	200,000	160,705
Commonwealth Bank of Australia, 3.305%, 3/11/2041 (n)	200,000	125,629
Credit Agricole S.A., 1.247% to 1/26/2026, FLR (SOFR - 1 day + 0.89162%) to 1/26/2027 (n)	250,000	210,573

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Goldman Sachs Group, Inc., 2.64% to 2/24/2027, FLR (SOFR - 1 day + 1.114%) to 2/24/2028	$286,000	$247,196
Goldman Sachs Group, Inc., 2.65% to 10/21/2031, FLR (SOFR - 1 day + 1.264%) to 10/21/2032	302,000	228,637
Goldman Sachs Group, Inc., 3.102% to 2/24/2032, FLR (SOFR - 1 day + 1.41%) to 2/24/2033	82,000	64,222
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026	400,000	351,827
HSBC Holdings PLC, 2.357% to 8/18/2030, FLR (SOFR - 1 day + 1.947%) to 8/18/2031	450,000	320,507
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	165,000	150,735
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	423,000	319,219
JPMorgan Chase & Co., 3.109% to 4/22/2040, FLR (SOFR - 1 day + 2.46%) to 4/22/2041	173,000	118,403
Mitsubishi UFJ Financial Group, Inc., 1.64% to 10/13/2026, FLR (CMT - 1yr. + 0.67%) to 10/13/2027	200,000	168,364
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032	400,000	294,530
Morgan Stanley, 3.125%, 7/27/2026	82,000	74,832
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031	306,000	260,183
Morgan Stanley, 3.217% to 4/22/2041, FLR (SOFR - 1 day + 1.485%) to 4/22/2042	217,000	147,508
National Australia Bank Ltd., 3.347% to 1/12/2032, FLR (CMT - 5yr. + 1.7%) to 1/12/2037 (n)	500,000	370,475
Nordea Bank Abp, 1.5%, 9/30/2026 (n)	263,000	221,548
Royal Bank of Canada, 2.3%, 11/03/2031	296,000	225,250
Sumitomo Mitsui Financial Group, Inc., 1.71%, 1/12/2031	200,000	142,433
Toronto Dominion Bank, 4.108%, 6/08/2027	103,000	96,475
Toronto Dominion Bank, 2%, 9/10/2031	275,000	203,895
Toronto Dominion Bank, 4.456%, 6/08/2032	42,000	37,745
Toronto-Dominion Bank, 4.693%, 9/15/2027	117,000	112,067
UBS Group AG, 3.179% to 2/11/2042, FLR (CMT - 1yr. + 1.1%) to 2/11/2043 (n)	200,000	122,567
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	350,000	300,129
Wells Fargo & Co., 3.908% to 4/25/2025, FLR (SOFR - 1 day + 1.32%) to 4/25/2026	161,000	153,397
Wells Fargo & Co., 4.54% to 8/15/2025, FLR (SOFR - 1 day + 1.56%) to 8/15/2026	50,000	48,099

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	$498,000	$401,461
Wells Fargo & Co., 3.9%, 5/01/2045	67,000	48,476
		$6,878,589
Medical & Health Technology & Services – 0.5%
Alcon, Inc., 2.75%, 9/23/2026 (n)	$200,000	$177,859
Alcon, Inc., 2.6%, 5/27/2030 (n)	200,000	160,853
Becton, Dickinson and Co., 2.823%, 5/20/2030	206,000	171,775
Becton, Dickinson and Co., 4.298%, 8/22/2032	132,000	119,421
Thermo Fisher Scientific, Inc., 2%, 10/15/2031	56,000	43,933
Thermo Fisher Scientific, Inc., 2.8%, 10/15/2041	135,000	93,243
		$767,084
Medical Equipment – 0.0%
Danaher Corp., 2.6%, 10/01/2050	$118,000	$70,815
Metals & Mining – 0.4%
Anglo American Capital PLC, 4.5%, 3/15/2028 (n)	$200,000	$181,677
Anglo American Capital PLC, 2.875%, 3/17/2031 (n)	200,000	153,727
Glencore Funding LLC, 2.5%, 9/01/2030 (n)	100,000	76,936
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	228,000	176,496
		$588,836
Midstream – 0.8%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$34,000	$29,612
Energy Transfer LP, 4%, 10/01/2027	52,000	47,038
Energy Transfer LP, 3.75%, 5/15/2030	93,000	79,049
Energy Transfer Partners LP, 5.15%, 3/15/2045	150,000	116,962
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	178,638	161,935
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	201,000	167,490
Plains All American Pipeline LP/PAA Finance Corp., 4.3%, 1/31/2043	126,000	84,670
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	336,000	306,377
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	102,000	93,033
Targa Resources Corp., 4.2%, 2/01/2033	37,000	30,888
Targa Resources Corp., 4.95%, 4/15/2052	151,000	113,301
		$1,230,355

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Municipals – 0.2%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 2.746%, 6/01/2034		$60,000	$46,023
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 3%, 6/01/2046		55,000	49,811
Michigan Finance Authority Hospital Rev., Taxable (Trinity Health Credit Group), 3.384%, 12/01/2040		160,000	118,460
State of Florida, Taxable, “A”, 2.154%, 7/01/2030		132,000	103,308
			$317,602
Natural Gas - Distribution – 0.0%
NiSource, Inc., 5.65%, 2/01/2045		$38,000	$34,413
Natural Gas - Pipeline – 0.2%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$287,000	$248,297
Network & Telecom – 0.1%
AT&T, Inc., 2.75%, 6/01/2031		$108,000	$86,405
AT&T, Inc., 3.55%, 9/15/2055		37,000	23,545
Verizon Communications, Inc., 2.1%, 3/22/2028		36,000	30,254
			$140,204
Other Banks & Diversified Financials – 0.2%
American Express Co., 4.989% to 5/26/2032, FLR (SOFR - 1 day + 2.255%) to 5/26/2033		$178,000	$161,494
Mizrahi Tefahot Bank Ltd., 3.077% to 4/07/2026, FLR (CMT - 5yr. + 2.25%) to 4/07/2031 (n)		200,000	168,000
			$329,494
Pharmaceuticals – 0.1%
AstraZeneca PLC, 1.375%, 8/06/2030		$64,000	$48,937
Merck & Co., Inc., 2.75%, 12/10/2051		58,000	36,847
Pfizer, Inc., 2.55%, 5/28/2040		58,000	40,135
			$125,919
Pollution Control – 0.1%
Waste Connections, Inc., 4.2%, 1/15/2033		$101,000	$91,337
Railroad & Shipping – 0.1%
Canadian Pacific Railway Co., 3%, 12/02/2041		$35,000	$24,256
Canadian Pacific Railway Co., 3.1%, 12/02/2051		52,000	33,078
Wabtec Transportation Netherlands B.V., 1.25%, 12/03/2027	EUR	100,000	80,819
			$138,153

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Apartment – 0.1%
American Homes 4 Rent LP, REIT, 2.375%, 7/15/2031	$103,000	$75,936
American Homes 4 Rent LP, REIT, 3.375%, 7/15/2051	59,000	34,607
		$110,543
Real Estate - Office – 0.1%
Corporate Office Property LP, REIT, 2%, 1/15/2029	$109,000	$81,302
Corporate Office Property LP, REIT, 2.75%, 4/15/2031	176,000	127,171
		$208,473
Real Estate - Other – 0.1%
EPR Properties, REIT, 3.6%, 11/15/2031	$79,000	$53,333
Lexington Realty Trust Co., 2.7%, 9/15/2030	119,000	91,069
W.P. Carey, Inc., REIT, 2.45%, 2/01/2032	59,000	43,302
		$187,704
Real Estate - Retail – 0.1%
Brixmor Operating Partnership LP, REIT, 2.5%, 8/16/2031	$65,000	$46,574
STORE Capital Corp., REIT, 2.75%, 11/18/2030	210,000	163,936
		$210,510
Restaurants – 0.1%
Starbucks Corp., 3%, 2/14/2032	$140,000	$115,863
Retailers – 0.4%
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	$111,000	$72,284
Amazon.com, Inc., 3.6%, 4/13/2032	273,000	244,430
AutoZone, Inc., 4.75%, 8/01/2032	76,000	70,640
Home Depot, Inc., 4.875%, 2/15/2044	82,000	73,049
Home Depot, Inc., 3.9%, 6/15/2047	195,000	149,483
		$609,886
Specialty Chemicals – 0.1%
International Flavors & Fragrances, Inc., 2.3%, 11/01/2030 (n)	$86,000	$64,632
International Flavors & Fragrances, Inc., 3.268%, 11/15/2040 (n)	86,000	57,320
		$121,952
Specialty Stores – 0.1%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$102,000	$77,422
DICK'S Sporting Goods, 4.1%, 1/15/2052	115,000	70,119
		$147,541
Telecommunications - Wireless – 0.6%
Crown Castle, Inc., REIT, 4.45%, 2/15/2026	$165,000	$157,953
Crown Castle, Inc., REIT, 3.7%, 6/15/2026	251,000	232,997
Rogers Communications, Inc., 3.8%, 3/15/2032 (n)	85,000	72,368

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – continued
Rogers Communications, Inc., 4.5%, 3/15/2042 (n)	$149,000	$118,093
Rogers Communications, Inc., 3.7%, 11/15/2049	86,000	56,186
T-Mobile USA, Inc., 3.5%, 4/15/2025	240,000	228,963
		$866,560
U.S. Treasury Obligations – 1.2%
U.S. Treasury Bonds, 1.375%, 11/15/2040 (f)	$563,000	$347,807
U.S. Treasury Bonds, 2.375%, 2/15/2042	198,000	144,571
U.S. Treasury Bonds, 2.875%, 5/15/2052 (f)	178,400	138,455
U.S. Treasury Notes, 0.875%, 1/31/2024 (f)	250,000	238,525
U.S. Treasury Notes, 2.625%, 4/15/2025 (f)	511,000	489,303
U.S. Treasury Notes, 4.125%, 9/30/2027	77,000	76,579
U.S. Treasury Notes, 3.875%, 9/30/2029	423,000	415,465
		$1,850,705
Utilities - Electric Power – 1.6%
Alabama Power Co., 3.45%, 10/01/2049	$177,000	$119,676
American Electric Power Co., Inc., 2.3%, 3/01/2030	55,000	43,331
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	158,000	122,672
CenterPoint Energy, Inc., 2.65%, 6/01/2031	103,000	81,585
Duke Energy Carolinas LLC, 2.85%, 3/15/2032	213,000	174,061
Duke Energy Corp., 3.3%, 6/15/2041	198,000	134,054
Duke Energy Indiana LLC, 2.75%, 4/01/2050	76,000	44,729
Enel Finance International N.V., 4.625%, 6/15/2027 (n)	200,000	181,189
Evergy, Inc., 2.9%, 9/15/2029	71,000	58,635
FirstEnergy Corp., 2.65%, 3/01/2030	134,000	108,328
Florida Power & Light Co., 2.85%, 4/01/2025	50,000	47,464
Florida Power & Light Co., 2.45%, 2/03/2032	246,000	198,009
Florida Power & Light Co., 3.95%, 3/01/2048	50,000	38,692
Georgia Power Co., 4.7%, 5/15/2032	251,000	235,710
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (n)	182,000	173,627
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	150,000	116,718
NextEra Energy Capital Holdings, Inc., 2.44%, 1/15/2032	52,000	40,121
NextEra Energy Capital Holdings, Inc., 3.8% to 3/15/2027, FLR (CMT - 5yr. + 2.547%) to 3/15/2082	101,000	76,953
Pacific Gas & Electric Co., 2.5%, 2/01/2031	167,000	124,784
Southern California Edison Co., 4.5%, 9/01/2040	50,000	39,737
Southern California Edison Co., 3.65%, 2/01/2050	202,000	135,044
Virginia Electric & Power Co., 2.875%, 7/15/2029	85,000	72,994
Xcel Energy, Inc., 4.6%, 6/01/2032	138,000	127,101
		$2,495,214
Total Bonds (Identified Cost, $35,993,039)		$29,694,864

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Preferred Stocks – 0.0%
Consumer Products – 0.0%
Henkel AG & Co. KGaA (Identified Cost, $24,803)	391	$24,645

	Strike Price	First Exercise
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	1,448	$709

Investment Companies (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 3.02% (v) (Identified Cost, $1,390,855)	1,390,993	$1,390,993
Collateral for Securities Loaned – 0.0%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 2.84% (j) (Identified Cost, $41,566)	41,566	$41,566
Securities Sold Short – (0.0)%
Telecommunications - Wireless – (0.0)%
Crown Castle, Inc., REIT (Proceeds Received, $21,464)	(164)	$(21,855)

Other Assets, Less Liabilities – 2.5%		3,875,087
Net Assets – 100.0%		$154,881,980

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,390,993 and $149,637,755, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $7,075,895, representing 4.6% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.

Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand
Derivative Contracts at 10/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	2,750,000	USD	2,714,511	HSBC Bank	12/02/2022	$8,962
GBP	694,000	USD	786,465	HSBC Bank	12/02/2022	10,067
JPY	716,535,000	USD	4,810,535	HSBC Bank	12/02/2022	24,403
SEK	6,959,000	USD	624,695	HSBC Bank	12/02/2022	6,806
USD	4,518,421	AUD	6,566,422	JPMorgan Chase Bank N.A.	12/02/2022	314,617
USD	9,300,510	CHF	8,886,619	JPMorgan Chase Bank N.A.	12/02/2022	397,100

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	473,510	CHF	452,000	Morgan Stanley Capital Services, Inc.	12/02/2022	$20,656
USD	889,369	DKK	6,583,287	JPMorgan Chase Bank N.A.	12/02/2022	13,580
USD	4,596,385	EUR	4,598,909	Goldman Sachs International	12/02/2022	41,836
USD	12,348,936	EUR	12,293,425	JPMorgan Chase Bank N.A.	12/02/2022	174,094
USD	6,830,859	GBP	5,798,795	Goldman Sachs International	12/02/2022	175,350
USD	3,880,274	GBP	3,348,000	Morgan Stanley Capital Services, Inc.	12/02/2022	37,640
USD	1,918,528	HKD	15,030,902	Goldman Sachs International	12/02/2022	2,531
USD	77,916	IDR	1,212,682,000	Barclays Bank PLC	12/02/2022	211
USD	135,269	ILS	439,381	JPMorgan Chase Bank N.A.	12/05/2022	10,645
USD	536,537	INR	43,206,252	JPMorgan Chase Bank N.A.	12/02/2022	15,948
USD	11,933,733	JPY	1,613,452,584	JPMorgan Chase Bank N.A.	12/02/2022	1,046,694
USD	1,276,898	JPY	181,008,000	Morgan Stanley Capital Services, Inc.	12/02/2022	55,517
USD	477,748	KRW	637,588,800	JPMorgan Chase Bank N.A.	12/02/2022	30,082
USD	841,625	NZD	1,356,079	Goldman Sachs International	12/02/2022	52,810
USD	139,104	NZD	231,000	Morgan Stanley Capital Services, Inc.	12/02/2022	4,734
USD	71,945	SEK	759,000	Goldman Sachs International	12/02/2022	3,069
USD	476,504	SGD	662,841	JPMorgan Chase Bank N.A.	12/02/2022	8,178
USD	89,428	THB	3,204,240	JPMorgan Chase Bank N.A.	12/02/2022	5,026
USD	621,350	TWD	18,647,323	JPMorgan Chase Bank N.A.	12/02/2022	41,403
USD	121,190	ZAR	2,078,796	Goldman Sachs International	12/02/2022	8,287
						$2,510,246
Liability Derivatives
AUD	1,768,000	USD	1,196,402	Goldman Sachs International	12/02/2022	$(64,534)
CAD	353,000	USD	268,504	Citibank N.A.	12/02/2022	(9,351)
CAD	4,953,569	USD	3,822,493	JPMorgan Chase Bank N.A.	12/02/2022	(185,851)
CHF	299,000	USD	300,002	HSBC Bank	12/02/2022	(437)
HKD	906,000	USD	115,499	HSBC Bank	12/02/2022	(10)
NOK	42,685,893	USD	4,386,318	Goldman Sachs International	12/02/2022	(276,472)
NOK	18,455,000	USD	1,835,541	JPMorgan Chase Bank N.A.	12/02/2022	(58,672)
NZD	2,075,238	USD	1,291,302	JPMorgan Chase Bank N.A.	12/02/2022	(84,161)
SEK	13,700,000	USD	1,288,617	Deutsche Bank AG	12/02/2022	(45,398)
SEK	24,692,068	USD	2,336,383	JPMorgan Chase Bank N.A.	12/02/2022	(95,680)
USD	2,626,643	AUD	4,130,000	HSBC Bank	12/02/2022	(17,371)
USD	174,549	BRL	909,113	Goldman Sachs International	12/02/2022	(254)
USD	1,608,941	CAD	2,200,000	HSBC Bank	12/02/2022	(6,180)
USD	81,208	EUR	82,420	Barclays Bank PLC	1/20/2023	(799)
USD	110,051	MXN	2,241,897	Goldman Sachs International	12/02/2022	(2,450)
USD	2,022,704	NOK	21,321,000	HSBC Bank	12/02/2022	(30,106)
USD	2,826,647	NZD	4,926,000	HSBC Bank	12/02/2022	(38,748)
						$(916,474)

Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
CAC 40 Index	Long	EUR	64	$3,964,701	November – 2022	$177,269
FTSE MIB Index	Long	EUR	39	4,344,233	December – 2022	169,313
IBEX 35 Index	Long	EUR	73	5,735,309	November – 2022	328,918
MSCI Singapore Index	Long	SGD	104	2,047,715	November – 2022	92,521
S&P 500 E-Mini Index	Short	USD	214	41,548,100	December – 2022	1,322,263
S&P MidCap 400 Index	Short	USD	54	13,173,840	December – 2022	79,991
Topix Index	Long	JPY	1	129,614	December – 2022	3,056
						$2,173,331
Interest Rate Futures
Canadian Treasury Bond 10 yr	Short	CAD	183	$16,526,216	December – 2022	$177,574
Japan Government Bond 10 yr	Long	JPY	5	5,002,522	December – 2022	11,495
U.S. Treasury Note 10 yr	Short	USD	160	17,695,000	December – 2022	827,184
U.S. Treasury Ultra Note 10 yr	Short	USD	36	4,175,437	December – 2022	338,931
						$1,355,184
						$3,528,515
Liability Derivatives
Equity Futures
AEX 25 Index	Short	EUR	60	$7,932,366	November – 2022	$(387,469)
BIST 30 Index	Long	TRY	1,927	4,760,509	December – 2022	(2,490)
DAX Index	Short	EUR	18	5,909,784	December – 2022	(46,618)
FTSE 100 Index	Long	GBP	5	407,544	December – 2022	(11,141)
FTSE Taiwan Index	Short	USD	36	1,647,720	November – 2022	(31,625)
FTSE/JSE Top 40 Index	Short	ZAR	60	1,975,039	December – 2022	(55,196)
Hang Seng Index	Long	HKD	43	4,015,309	November – 2022	(122,955)
IBOV Index	Long	BRL	97	2,209,902	December – 2022	(26,346)
KOSPI 200 Index	Long	KRW	31	1,640,800	December – 2022	(2,936)
Mexbol Index	Short	MXN	32	808,552	December – 2022	(29,650)
OMX 30 Index	Short	SEK	349	6,204,824	November – 2022	(241,934)
Russell 2000 Index	Short	USD	202	18,715,300	December – 2022	(256,486)
S&P/TSX 60 Index	Short	CAD	5	864,389	December – 2022	(3,942)
						$(1,218,788)
Interest Rate Futures
Australian Bond 10 yr	Long	AUD	104	$7,881,825	December – 2022	$(74,854)
Euro-Bund 10 yr	Long	EUR	46	6,293,413	December – 2022	(308,521)
Long Gilt 10 yr	Long	GBP	75	8,784,201	December – 2022	(25,998)
U.S. Treasury Note 2 yr	Long	USD	17	3,474,508	December – 2022	(72,250)
U.S. Treasury Ultra Bond	Long	USD	5	638,281	December – 2022	(100,680)
						$(582,303)
						$(1,801,091)

Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
6/16/32	USD	8,000,000	centrally cleared	SOFR - 1 day/Annually	2.530%/Annually	$826,051	$(3,223)	$822,828
6/19/52	USD	5,000,000	centrally cleared	SOFR - 1 day/Annually	2.340%/Annually	959,164	33,988	993,152
						$1,785,215	$30,765	$1,815,980
Liability Derivatives
Interest Rate Swaps
6/19/24	USD	36,400,000	centrally cleared	2.570%/Annually	SOFR - 1 day/Annually	$(1,168,847)	$18,741	$(1,150,106)
6/16/27	USD	22,800,000	centrally cleared	2.540%/Annually	SOFR - 1 day/Annually	(1,451,391)	27,547	(1,423,844)
						$(2,620,238)	$46,288	$(2,573,950)
At October 31, 2022, the fund had cash collateral of $1,633,073 and other liquid securities with an aggregate value of $18,726,198 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $89,608 of securities on loan (identified cost, $133,221,651)	$149,637,755
Investments in affiliated issuers, at value (identified cost, $1,390,855)	1,390,993
Foreign currency, at value (identified cost, $22,550)	22,546
Deposits with brokers for
Futures contracts	1,606,420
Securities sold short	26,653
Receivables for
Forward foreign currency exchange contracts	2,510,246
Net daily variation margin on open futures contracts	506,781
Investments sold	77,494
Fund shares sold	108,437
Interest and dividends	506,653
Receivable from investment adviser	12,774
Total assets	$156,406,752
Liabilities
Payable to custodian	$4,028
Payables for
Net daily variation margin on open cleared swap agreements	7,311
Securities sold short, at value (proceeds received, $21,464)	21,855
Forward foreign currency exchange contracts	916,474
Net daily variation margin on open futures contracts	14,656
Investments purchased	25,855
Fund shares reacquired	285,955
Collateral for securities loaned, at value (c)	41,566
Payable to affiliates
Administrative services fee	364
Shareholder servicing costs	43,265
Distribution and service fees	1,368
Payable for independent Trustees' compensation	1
Deferred country tax expense payable	6,389
Accrued expenses and other liabilities	155,685
Total liabilities	$1,524,772
Net assets	$154,881,980

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$177,933,777
Total distributable earnings (loss)	(23,051,797)
Net assets	$154,881,980
Shares of beneficial interest outstanding	14,171,857

(c)	Non-cash collateral is not included.

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$25,782,520	2,373,442	$10.86
Class B	1,692,936	160,839	10.53
Class C	3,725,010	352,677	10.56
Class I	94,554,708	8,635,571	10.95
Class R1	111,483	10,712	10.41
Class R2	499,238	46,514	10.73
Class R3	853,801	78,474	10.88
Class R4	554,426	50,493	10.98
Class R6	27,107,858	2,463,135	11.01

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.52 [100 / 94.25 x $10.86]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$2,033,171
Interest	1,120,129
Dividends from affiliated issuers	86,682
Other	57,384
Income on securities loaned	3,742
Foreign taxes withheld	(80,475)
Total investment income	$3,220,633
Expenses
Management fee	$1,405,436
Distribution and service fees	148,975
Shareholder servicing costs	166,944
Administrative services fee	36,447
Independent Trustees' compensation	4,673
Custodian fee	141,831
Shareholder communications	27,727
Audit and tax fees	99,570
Legal fees	792
Dividend and interest expense on securities sold short	961
Interest expense and fees	828
Registration fees	128,872
Miscellaneous	84,617
Total expenses	$2,247,673
Fees paid indirectly	(4,700)
Reduction of expenses by investment adviser and distributor	(282,916)
Net expenses	$1,960,057
Net investment income (loss)	$1,260,576

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $8,007 country tax)	$2,473,536
Futures contracts	12,674,703
Swap agreements	(961,125)
Forward foreign currency exchange contracts	4,519,095
Foreign currency	(522,944)
Net realized gain (loss)	$18,183,265
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $18,721 decrease in deferred country tax)	$(38,610,803)
Affiliated issuers	138
Futures contracts	4,293,914
Swap agreements	(303,069)
Securities sold short	6,775
Forward foreign currency exchange contracts	1,000,350
Translation of assets and liabilities in foreign currencies	13,864
Net unrealized gain (loss)	$(33,598,831)
Net realized and unrealized gain (loss)	$(15,415,566)
Change in net assets from operations	$(14,154,990)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/22	10/31/21
Change in net assets
From operations
Net investment income (loss)	$1,260,576	$1,024,242
Net realized gain (loss)	18,183,265	(12,359,451)
Net unrealized gain (loss)	(33,598,831)	25,503,990
Change in net assets from operations	$(14,154,990)	$14,168,781
Total distributions to shareholders	$(1,041,120)	$(985,057)
Change in net assets from fund share transactions	$(20,315,708)	$3,969,800
Total change in net assets	$(35,511,818)	$17,153,524
Net assets
At beginning of period	190,393,798	173,240,274
At end of period	$154,881,980	$190,393,798
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$11.82	$10.99	$10.80	$10.07	$10.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.05	$0.07	$0.10	$0.06
Net realized and unrealized gain (loss)	(0.98)	0.83	0.22	0.71	(0.07)
Total from investment operations	$(0.92)	$0.88	$0.29	$0.81	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.05)	$(0.10)	$(0.08)	$(0.18)
Net asset value, end of period (x)	$10.86	$11.82	$10.99	$10.80	$10.07
Total return (%) (r)(s)(t)(x)	(7.79)	7.98	2.68	8.11	(0.06)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.43	1.47	1.46	1.46
Expenses after expense reductions (f)	1.30	1.30	1.32	1.33	1.37
Net investment income (loss)	0.53	0.40	0.65	1.01	0.64
Portfolio turnover	58	44	57	58	37
Net assets at end of period (000 omitted)	$25,783	$31,120	$29,453	$33,287	$35,972
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.30	1.30	1.30	1.29	1.34
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$11.49	$10.73	$10.54	$9.82	$10.01
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$(0.01)	$0.03	$(0.01)
Net realized and unrealized gain (loss)	(0.93)	0.80	0.21	0.69	(0.07)
Total from investment operations	$(0.96)	$0.76	$0.20	$0.72	$(0.08)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)	$(0.00)(w)	$(0.11)
Net asset value, end of period (x)	$10.53	$11.49	$10.73	$10.54	$9.82
Total return (%) (r)(s)(t)(x)	(8.36)	7.08	1.92	7.33	(0.81)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.18	2.22	2.21	2.21
Expenses after expense reductions (f)	2.05	2.05	2.08	2.08	2.12
Net investment income (loss)	(0.24)	(0.36)	(0.09)	0.26	(0.09)
Portfolio turnover	58	44	57	58	37
Net assets at end of period (000 omitted)	$1,693	$3,129	$4,035	$4,542	$5,061
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.05	2.05	2.05	2.04	2.09
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$11.53	$10.77	$10.57	$9.85	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$(0.01)	$0.03	$(0.01)
Net realized and unrealized gain (loss)	(0.94)	0.80	0.21	0.69	(0.06)
Total from investment operations	$(0.97)	$0.76	$0.20	$0.72	$(0.07)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00)(w)	$—	$(0.08)
Net asset value, end of period (x)	$10.56	$11.53	$10.77	$10.57	$9.85
Total return (%) (r)(s)(t)(x)	(8.41)	7.06	1.91	7.31	(0.72)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.18	2.22	2.22	2.22
Expenses after expense reductions (f)	2.05	2.05	2.08	2.08	2.13
Net investment income (loss)	(0.24)	(0.36)	(0.08)	0.26	(0.10)
Portfolio turnover	58	44	57	58	37
Net assets at end of period (000 omitted)	$3,725	$5,966	$8,396	$10,083	$13,845
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.05	2.05	2.05	2.04	2.10
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$11.91	$11.08	$10.89	$10.15	$10.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.08	$0.10	$0.13	$0.09
Net realized and unrealized gain (loss)	(0.98)	0.82	0.22	0.72	(0.07)
Total from investment operations	$(0.89)	$0.90	$0.32	$0.85	$0.02
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.07)	$(0.13)	$(0.11)	$(0.22)
Net asset value, end of period (x)	$10.95	$11.91	$11.08	$10.89	$10.15
Total return (%) (r)(s)(t)(x)	(7.51)	8.19	2.91	8.49	0.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.18	1.22	1.21	1.21
Expenses after expense reductions (f)	1.05	1.05	1.07	1.08	1.12
Net investment income (loss)	0.79	0.66	0.90	1.25	0.90
Portfolio turnover	58	44	57	58	37
Net assets at end of period (000 omitted)	$94,555	$112,743	$108,871	$127,572	$137,065
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.05	1.05	1.05	1.04	1.10
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$11.36	$10.61	$10.43	$9.72	$9.93
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.04)	$(0.01)	$0.03	$(0.01)
Net realized and unrealized gain (loss)	(0.93)	0.79	0.22	0.68	(0.07)
Total from investment operations	$(0.95)	$0.75	$0.21	$0.71	$(0.08)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.03)	$—	$(0.13)
Net asset value, end of period (x)	$10.41	$11.36	$10.61	$10.43	$9.72
Total return (%) (r)(s)(t)(x)	(8.36)	7.07	1.97	7.30	(0.83)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.18	2.22	2.21	2.22
Expenses after expense reductions (f)	2.05	2.05	2.07	2.08	2.13
Net investment income (loss)	(0.21)	(0.35)	(0.09)	0.26	(0.08)
Portfolio turnover	58	44	57	58	37
Net assets at end of period (000 omitted)	$111	$122	$113	$210	$195
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.05	2.05	2.05	2.04	2.10
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$11.69	$10.86	$10.67	$9.91	$10.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.02	$0.04	$0.08	$0.04
Net realized and unrealized gain (loss)	(0.97)	0.81	0.22	0.69	(0.06)
Total from investment operations	$(0.94)	$0.83	$0.26	$0.77	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$(0.07)	$(0.01)	$(0.18)
Net asset value, end of period (x)	$10.73	$11.69	$10.86	$10.67	$9.91
Total return (%) (r)(s)(t)(x)	(8.02)	7.64	2.43	7.82	(0.22)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.68	1.72	1.71	1.71
Expenses after expense reductions (f)	1.55	1.55	1.58	1.58	1.61
Net investment income (loss)	0.28	0.13	0.41	0.75	0.42
Portfolio turnover	58	44	57	58	37
Net assets at end of period (000 omitted)	$499	$611	$498	$791	$1,434
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.55	1.55	1.55	1.54	1.59
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$11.83	$11.00	$10.81	$10.09	$10.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.05	$0.07	$0.10	$0.07
Net realized and unrealized gain (loss)	(0.97)	0.82	0.22	0.71	(0.07)
Total from investment operations	$(0.91)	$0.87	$0.29	$0.81	$0.00(w)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.04)	$(0.10)	$(0.09)	$(0.20)
Net asset value, end of period (x)	$10.88	$11.83	$11.00	$10.81	$10.09
Total return (%) (r)(s)(t)(x)	(7.71)	7.92	2.70	8.09	0.00(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.43	1.47	1.46	1.46
Expenses after expense reductions (f)	1.30	1.30	1.32	1.33	1.37
Net investment income (loss)	0.54	0.40	0.69	1.00	0.65
Portfolio turnover	58	44	57	58	37
Net assets at end of period (000 omitted)	$854	$1,593	$1,432	$1,101	$997
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.30	1.30	1.30	1.29	1.34
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$11.94	$11.11	$10.91	$10.18	$10.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.07	$0.09	$0.13	$0.09
Net realized and unrealized gain (loss)	(1.00)	0.84	0.23	0.71	(0.07)
Total from investment operations	$(0.89)	$0.91	$0.32	$0.84	$0.02
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.08)	$(0.12)	$(0.11)	$(0.21)
Net asset value, end of period (x)	$10.98	$11.94	$11.11	$10.91	$10.18
Total return (%) (r)(s)(t)(x)	(7.49)	8.20	2.98	8.36	0.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.18	1.23	1.22	1.22
Expenses after expense reductions (f)	1.05	1.05	1.08	1.08	1.13
Net investment income (loss)	0.94	0.64	0.81	1.27	0.91
Portfolio turnover	58	44	57	58	37
Net assets at end of period (000 omitted)	$554	$57	$58	$51	$90
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.05	1.05	1.05	1.04	1.10
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$11.97	$11.13	$10.94	$10.20	$10.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.08	$0.11	$0.14	$0.10
Net realized and unrealized gain (loss)	(0.98)	0.84	0.21	0.72	(0.08)
Total from investment operations	$(0.88)	$0.92	$0.32	$0.86	$0.02
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.13)	$(0.12)	$(0.23)
Net asset value, end of period (x)	$11.01	$11.97	$11.13	$10.94	$10.20
Total return (%) (r)(s)(t)(x)	(7.38)	8.35	2.97	8.51	0.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.08	1.13	1.14	1.16
Expenses after expense reductions (f)	0.95	0.95	0.99	1.01	1.07
Net investment income (loss)	0.87	0.71	1.04	1.32	0.97
Portfolio turnover	58	44	57	58	37
Net assets at end of period (000 omitted)	$27,108	$35,052	$20,383	$5,410	$5,337
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.95	0.95	0.96	0.97	1.04

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Global Alternative Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements  - continued
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume

Notes to Financial Statements  - continued
prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2022 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$82,800,591	$—	$—	$82,800,591
France	5,836,318	—	—	5,836,318
Japan	3,399,750	2,407,405	—	5,807,155
Switzerland	5,472,560	—	—	5,472,560
United Kingdom	4,929,944	—	—	4,929,944
Canada	3,686,872	—	—	3,686,872
Germany	2,758,795	—	—	2,758,795
India	1,036,698	—	—	1,036,698
Hong Kong	238,209	766,153	—	1,004,362
Other Countries	5,517,158	1,050,872	—	6,568,030
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	1,850,705	—	1,850,705
Non - U.S. Sovereign Debt	—	810,645	—	810,645
Municipal Bonds	—	317,602	—	317,602
U.S. Corporate Bonds	—	18,040,506	—	18,040,506
Commercial Mortgage-Backed Securities	—	434,563	—	434,563
Asset-Backed Securities (including CDOs)	—	282,367	—	282,367
Foreign Bonds	—	7,958,476	—	7,958,476
Mutual Funds	1,432,559	—	—	1,432,559
Total	$117,109,454	$33,919,294	$—	$151,028,748
Securities Sold Short	$(21,855)	$—	$—	$(21,855)
Other Financial Instruments
Futures Contracts – Assets	$3,432,938	$95,577	$—	$3,528,515
Futures Contracts – Liabilities	(1,672,710)	(128,381)	—	(1,801,091)
Forward Foreign Currency Exchange Contracts – Assets	—	2,510,246	—	2,510,246
Forward Foreign Currency Exchange Contracts – Liabilities	—	(916,474)	—	(916,474)
Swap Agreements – Assets	—	1,815,980	—	1,815,980
Swap Agreements – Liabilities	—	(2,573,950)	—	(2,573,950)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses

Notes to Financial Statements  - continued
are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets, asset classes, and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets, asset classes, or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$1,355,184	$(582,303)
Interest Rate	Cleared Swap Agreements	1,815,980	(2,573,950)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	2,510,246	(916,474)
Equity	Futures Contracts	2,173,331	(1,218,788)
Total		$7,854,741	$(5,291,515)
(a)	Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$925,678	$(961,125)	$—
Foreign Exchange	—	—	4,519,095
Equity	11,749,025	—	—
Total	$12,674,703	$(961,125)	$4,519,095
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$862,485	$(303,069)	$—
Foreign Exchange	—	—	1,000,350
Equity	3,431,429	—	—
Total	$4,293,914	$(303,069)	$1,000,350
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or

Notes to Financial Statements  - continued
delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of October 31, 2022:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$506,781	$(14,656)
Cleared Swap Agreements (a)	—	(7,311)
Forward Foreign Currency Exchange Contracts	2,510,246	(916,474)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$3,017,027	$(938,441)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	557,019	(114,819)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$2,460,008	$(823,622)
(a)	The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the Portfolio of Investments.

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2022:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$211	$(211)	$—	$—	$—
Goldman Sachs International	283,883	(283,883)	—	—	—
JPMorgan Chase Bank N.A.	2,057,367	(424,364)	(1,365,505)	—	267,498
Morgan Stanley Capital Services, Inc.	118,547	—	—	—	118,547
Total	$2,460,008	$(708,458)	$(1,365,505)	$—	$386,045
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2022:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(799)	$211	$—	$—	$(588)
Deutsche Bank AG	(45,398)	—	—	—	(45,398)
Citibank N.A.	(9,351)	—	—	—	(9,351)
Goldman Sachs International	(343,710)	283,883	—	—	(59,827)
JPMorgan Chase Bank N.A.	(424,364)	424,364	—	—	—
Total	$(823,622)	$708,458	$—	$—	$(115,164)
(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.

Notes to Financial Statements  - continued
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements  - continued
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31,

Notes to Financial Statements  - continued
2022, this expense amounted to $961. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $89,608. The fair value of the fund's investment securities on loan and a related liability of $41,566 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $52,457 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded

Notes to Financial Statements  - continued
on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/22	Year ended 10/31/21
Ordinary income (including any short-term capital gains)	$1,041,120	$985,057

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/22
Cost of investments	$142,071,559
Gross appreciation	28,476,098
Gross depreciation	(16,977,538)
Net unrealized appreciation (depreciation)	$11,498,560
Undistributed ordinary income	853,186
Capital loss carryforwards	(35,496,498)
Other temporary differences	92,955
Total distributable earnings (loss)	$(23,051,797)
As of October 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(35,496,498)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/22	Year ended 10/31/21
Class A	$111,071	$124,519
Class I	680,285	699,213
Class R2	1,289	—
Class R3	5,416	5,098
Class R4	335	402
Class R6	242,724	155,825
Total	$1,041,120	$985,057
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.80%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%

Notes to Financial Statements  - continued
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until February 29, 2024. For the year ended October 31, 2022, this management fee reduction amounted to $24,620, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended October 31, 2022 was equivalent to an annual effective rate of 0.79% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.97%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2024. For the year ended October 31, 2022, this reduction amounted to $258,247, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $4,894 for the year ended October 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 70,239
Class B	0.75%	0.25%	1.00%	1.00%	23,656
Class C	0.75%	0.25%	1.00%	1.00%	47,897
Class R1	0.75%	0.25%	1.00%	1.00%	1,162
Class R2	0.25%	0.25%	0.50%	0.50%	2,786
Class R3	—	0.25%	0.25%	0.25%	3,235
Total Distribution and Service Fees					$148,975
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2022, this rebate amounted to $49 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2022, were as follows:
Amount
Class A	$1,097
Class B	1,136
Class C	224
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2022, the fee was $13,490, which equated to 0.0077% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $153,454.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2022 was equivalent to an annual effective rate of 0.0208% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $60,465 and $1,853, respectively. The sales transactions resulted in net realized gains (losses) of $677.
(4) Portfolio Securities
For the year ended October 31, 2022, purchases and sales of investments, other than short sales and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$2,491,758	$804,376
Non-U.S. Government securities	97,154,066	93,608,721

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/22		Year ended 10/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	487,164	$5,469,700	806,398	$9,279,252
Class B	4,910	52,271	2,697	29,872
Class C	82,132	893,191	65,487	745,204
Class I	3,229,994	36,790,220	3,852,642	44,743,981
Class R1	74	799	73	819
Class R2	2,175	24,473	13,743	158,828
Class R3	10,878	123,059	35,437	405,547
Class R4	45,731	513,847	—	—
Class R6	322,341	3,658,267	2,447,318	28,796,377
	4,185,399	$47,525,827	7,223,795	$84,159,880
Shares issued to shareholders in reinvestment of distributions
Class A	8,813	$103,460	10,073	$113,217
Class I	54,315	640,921	47,512	536,886
Class R2	111	1,289	—	—
Class R3	461	5,416	453	5,098
Class R4	28	335	36	402
Class R6	6,838	81,098	12,367	140,361
	70,566	$832,519	70,441	$795,964
Shares reacquired
Class A	(756,255)	$(8,520,202)	(861,995)	$(9,925,360)
Class B	(116,274)	(1,270,721)	(106,535)	(1,199,549)
Class C	(246,717)	(2,698,221)	(327,906)	(3,692,400)
Class I	(4,115,685)	(46,348,001)	(4,260,461)	(49,555,579)
Class R1	(102)	(1,067)	(11)	(126)
Class R2	(8,052)	(88,706)	(7,348)	(83,037)
Class R3	(67,539)	(751,038)	(31,370)	(364,075)
Class R4	—	—	(495)	(5,631)
Class R6	(794,374)	(8,996,098)	(1,362,036)	(16,160,287)
	(6,104,998)	$(68,674,054)	(6,958,157)	$(80,986,044)

Notes to Financial Statements  - continued
	Year ended 10/31/22		Year ended 10/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	(260,278)	$(2,947,042)	(45,524)	$(532,891)
Class B	(111,364)	(1,218,450)	(103,838)	(1,169,677)
Class C	(164,585)	(1,805,030)	(262,419)	(2,947,196)
Class I	(831,376)	(8,916,860)	(360,307)	(4,274,712)
Class R1	(28)	(268)	62	693
Class R2	(5,766)	(62,944)	6,395	75,791
Class R3	(56,200)	(622,563)	4,520	46,570
Class R4	45,759	514,182	(459)	(5,229)
Class R6	(465,195)	(5,256,733)	1,097,649	12,776,451
	(1,849,033)	$(20,315,708)	336,079	$3,969,800
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2022, the fund’s commitment fee and interest expense were $762 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$7,489,894	$251,432,460	$257,531,499	$—	$138	$1,390,993

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$86,682	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Global Alternative Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Alternative Strategy Fund (the “Fund”), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Benjamin Nastou Natalie Shapiro Erich Shigley

Board Review of Investment Advisory Agreement
MFS Global Alternative Strategy Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Federal Tax Information (unaudited) - continued
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to each series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended October 31, 2022 and 2021, audit fees billed to MFS Global Alternative Strategy Fund by Deloitte were as follows:

Fees billed by Deloitte:		Audit Fees
	2022	2021
MFS Commodity Strategy Fund	73,302	69,588
MFS Global Alternative Strategy Fund	74,168	70,409
Total	147,470	139,997

For the fiscal years ended October 31, 2022 and 2021, fees billed by Deloitte for audit-related, tax and other services provided to MFS Global Alternative Strategy Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:		Audit-Related Fees1		Tax Fees2	All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS Commodity Strategy Fund	0	0	400	14,115	0	0

To MFS Global Alternative Strategy Fund	0	0	400	13,160	0	0
Total fees billed by Deloitte	0	0	800	27,275	0	0
To above Funds

Fees billed by Deloitte:		Audit-Related Fees1		Tax Fees2	All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS and MFS Related Entities of
MFS Commodity Strategy Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS
Global Alternative Strategy Fund*	0	0	0	0	3,790	5,390

Fees Billed by Deloitte:	Aggregate Fees for Non-audit Services
	2022	2021
To MFS Commodity Strategy Fund, MFS and
MFS Related Entities #	4,190	19,505
To MFS Global Alternative Strategy Fund,
MFS and MFS Related Entities #	4,190	18,550

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities. `

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by- engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or

240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: December 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: December 15, 2022

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2022

* Print name and title of each signing officer under his or her signature.